Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (“Agreement”) is made and entered into on October 9, 2018 (“Effective Date”), by and between Immune Pharmaceuticals, Inc., a Delaware corporation (“Company”), and the investor whose name appears on the signature page hereto (“Investor”).

Recitals

A.           The parties desire that, upon the terms and subject to the conditions herein, Investor will purchase for $5 million a Debenture of the Company which is convertible into Common Stock at $0.075 per share, as well as a Warrant exercisable at $0.10 per share; and

B.           The offer and sale of the securities provided for herein are being made pursuant to the exemptions from registration under Section 4(a)(2) of the Act as a transaction by an issuer not involving any public offering, and as a private placement of restricted securities pursuant to Regulation S and Rule 506 of Regulation D.

Agreement

In consideration of the foregoing, the receipt and adequacy of which are hereby acknowledged, Company and Investor agree as follows:

I.           Definitions. In addition to the terms defined elsewhere in this Agreement and the Transaction Documents, capitalized terms that are not otherwise defined have the meanings set forth in the Glossary of Defined Terms attached hereto as Exhibit 1.

II.          Purchase and Sale.

A.           Purchase Amount. Subject to the terms and conditions herein and the satisfaction of the conditions to Closing set forth below, Investor hereby irrevocably agrees to purchase a $5,500,000.00 Face Amount Debenture with a 10.0% original issue discount (OID) for the aggregate sum of $5,000,000.00 (“Purchase Amount”).

B.           Deliveries. The following documents will be fully executed and delivered at the Closing:

1.          Debenture, in the form attached hereto as Exhibit 2;

2.          Transfer Agent Instructions, in the form attached hereto as Exhibit 3;

3.          Legal Opinion, in the form attached hereto as Exhibit 4;

4.          Officer’s Certificate, in the form attached hereto as Exhibit 5;

5.          Secretary’s Certificate, in the form attached hereto as Exhibit 6;

6.          Warrant, in the form attached hereto as Exhibit 7;

7.          IP Security Agreement, in the form attached hereto as Exhibit 8; and

8.          Investor Note, in the form attached hereto as Exhibit 9.

C.           Closing Conditions. The consummation of the transactions contemplated by this Agreement (“Closing”) is subject to the satisfaction of each of the following conditions:

1.          All documents, instruments and other writings required to be delivered by Company to Investor pursuant to any provision of this Agreement or in order to implement and effect the transactions contemplated herein have been fully executed and delivered, including without limitation those enumerated in Section II.B above;

2.          The Common Stock is listed for and currently trading on the same or higher Trading Market and Company is in compliance with all requirements to maintain listing on the Trading Market, the Company has received no notice of any suspension or delisting with respect to the trading of the shares of Common Stock on such Trading Market, and Company is not aware of any current facts or circumstances that, with the passage of time, would reasonably be expected to cause such disqualification;

3.          The representations and warranties of Company and Investor set forth in this Agreement are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which will be true as of such date);

4.          No material breach or default has occurred under any Transaction Document or any other agreement between Company and Investor;

5.          Company has the number of duly authorized shares of Common Stock reserved for issuance as required pursuant to the terms of this Agreement;

6.          There is not then in effect any law, rule or regulation prohibiting or restricting the transactions contemplated in any Transaction Document, or requiring any consent or approval which will not have been obtained, nor is there any completed, ongoing, pending, threatened or, to Company’s knowledge, contemplated proceeding or investigation which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement, including without limitation the sale, issuance, listing, trading or resale of any Shares on the Trading Market; no statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits the transactions contemplated by this Agreement, and no actions, suits or proceedings will be completed, ongoing, pending, threatened or, to Company’s knowledge, contemplated by any person other than Investor or any Affiliate of Investor, that seek to enjoin or prohibit the transactions contemplated by this Agreement; and

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7.          Any rights of first refusal, preemptive rights, rights of participation, or any similar right to participate in the transactions contemplated by this Agreement, if any, have been waived in writing.

D.           Closing. Immediately when all conditions set forth in Section II.C have been fully satisfied, Company will issue and sell to Investor and Investor will purchase the Debenture by payment to Company of $2,000,000.00 in cash, by wire transfer of immediately available funds to an account designated by Company, and delivery of the Investor Note in the amount of $3,000,000.00.

III.         Representations and Warranties.

A.           Representations Regarding Transaction. Except as set forth under the corresponding section of the Disclosure Schedules, if any, Company hereby represents and warrants to, and as applicable covenants with, Investor as of the Closing:

1.          Organization and Qualification. Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents, except as would not reasonably be expected to result in a Material Adverse Effect. Each of Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to result in a Material Adverse Effect and there is no completed, pending, threatened or, to the knowledge of Company, contemplated proceeding in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

2.          Authorization; Enforcement. Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder or thereunder. The execution and delivery of each of the Transaction Documents by Company and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of Company and no further consent or action is required by Company. Each of the Transaction Documents has been, or upon delivery will be, duly executed by Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of Company, enforceable against Company in accordance with its terms, except (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

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3.          No Conflicts. The execution, delivery and performance of the Transaction Documents by Company, the issuance and sale of the Securities and the consummation by Company of the other transactions contemplated thereby do not and will not (a) conflict with or violate any provision of Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (b) after giving effect to the Waiver Agreements, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument (evidencing Company or Subsidiary debt or otherwise) or other understanding to which Company or any Subsidiary is a party or by which any property or asset of Company or any Subsidiary is bound or affected, (c) conflict with or result in a violation of any material law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Company or a Subsidiary is subject (including U.S. federal and state securities laws and regulations), or by which any property or asset of Company or a Subsidiary is bound or affected, or (d) conflict with or violate the terms of any material agreement by which Company or any Subsidiary is bound or to which any property or asset of Company or any Subsidiary is bound or affected; except in the case of each of clauses (b), (c) and (d), such as would not reasonably be expected to result in a Material Adverse Effect.

4.          Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation completed, ongoing, pending, threatened or, to the knowledge of Company, contemplated against or affecting Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”), which would reasonably be expected to have a Material Adverse Effect or challenge the legality, validity or enforceability of any of the Transaction Documents. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by Company or any Subsidiary under the Exchange Act or the Act.

5.          Filings, Consents and Approvals. Except for the Waiver Agreement, neither Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by Company of the Transaction Documents, other than required federal and state securities filings, and such filings and approvals as are required to be made or obtained under the applicable Trading Market rules in connection with the transactions contemplated hereby, each of which has been, or if not yet required to be filed will be, timely filed.

6.          Issuance of Shares. The Conversion Shares and Warrant Shares will be duly authorized and, when issued upon the conversion of the Debenture or the exercise of the Warrant, respectively, in accordance with their respective terms, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens except those created by the Investor. Company has reserved 145 million shares of Common Stock and upon consummation of the Capital Increase will reserve from its duly authorized capital stock sufficient shares of its Common Stock for issuance pursuant to the Transaction Documents.

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7.          Disclosure; Non-Public Information. Company will timely file a current report on Form 8-K (“Current Report”) describing the material terms and conditions of this Agreement, a copy of which has been provided to Investor prior to the Effective Date. There is no adverse material information regarding Company that has not been disclosed to Investor prior to the Effective Date. All information that Company has provided to Investor that constitutes or might constitute material, non-public information will be included in the Current Report. Notwithstanding any other provision, except with respect to information that will be, and only to the extent that it actually is, timely publicly disclosed by Company pursuant to the foregoing sentence, neither Company nor any other Person acting on its behalf has provided Investor or its representatives, agents or attorneys with any information that constitutes or might constitute material, non-public information, including without limitation this Agreement and the Exhibits and Disclosure Schedules hereto. No information contained in the Disclosure Schedules constitutes material non-public information. Company understands and confirms that Investor will rely on the foregoing representations and covenants in effecting transactions in securities of Company.

8.          No Integrated Offering. Neither Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering to be integrated with prior offerings by Company that cause a violation of the Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market.

9.          Financial Condition. The Public Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of Company or any Subsidiary, or for which Company or any Subsidiary has commitments, and any material default with respect to any Indebtedness. Company does not intend to incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be payable on or in respect of its debt, and represents that it will not do so.

10.         Regulation D. Neither the Company or any Person acting on its behalf has engaged in any general advertising or general solicitation within the meaning of Rule 502 of Regulation D. Assuming the accuracy of the Investor’s representations and warranties contained herein, the offering of the Debenture, Warrants, Conversion Shares and Warrant Shares to the Investor as contemplated hereby is exempt from registration under the Act pursuant to Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder.

10.         Section 5 Compliance. All information provided to Investor regarding Company, its business and the transactions contemplated hereby, including without limitation the Disclosure Schedules and the representations and warranties in this Agreement, and the other statements made by Company in the Transaction Documents, do not contain any untrue statement or omit to state a material fact necessary to make any of them, in light of the circumstances in which it was made, not misleading. Company is not aware of any facts or circumstances that would cause the transactions contemplated by the Transaction Documents, when consummated, to violate Section 5 of the Act or other federal or state securities laws or regulations.

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11.         Investment Company. Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Debenture, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. Company will conduct its business in a manner so that it will not become subject to the Investment Company Act.

12.         Acknowledgments Regarding Investor. Company’s decision to enter into this Agreement has been based solely on the independent evaluation by Company and its representatives, and Company acknowledges and agrees that:

a.           Investor is not, has never been, and as a result of the transactions contemplated by the Transaction Documents will not become an officer, director, insider or control person of Company, or to Company’s knowledge 10% or greater shareholder or otherwise an affiliate of Company as defined under Rule 12b-2 of the Exchange Act;

b.           Investor and its representatives have not made and do not make any representations, warranties or agreements with respect to the Securities, this Agreement, or the transactions contemplated hereby other than those specifically set forth in Section III.C below; Company has not relied upon, and expressly disclaims reliance upon, any and all written or oral statements or representations made by any persons prior to this Agreement;

c.           The conversion of Debenture and resale of Conversion Shares will result in dilution, which may be substantial; the number of Conversion Shares will increase in certain circumstances; and Company’s obligation to issue and deliver Conversion Shares in accordance with this Agreement and the Debenture is absolute and unconditional regardless of the dilutive effect that such issuances may have; and

d.           Investor is acting solely in the capacity of arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby; neither Investor nor any of its Affiliates, agents or representatives has or is acting as a legal, financial, investment, accounting, tax or other advisor to Company, or fiduciary of Company, or in any similar capacity; neither Investor nor any of its Affiliates, agents or representatives has provided any legal, financial, investment, accounting, tax or other advice to Company; any statement made in connection with this Agreement or the transactions contemplated hereby is not advice or a recommendation, and is merely incidental to Investor’s purchase of the Shares.

13.         No Bad Actor Disqualification. Neither Company, any predecessor of Company, any affiliate of Company, any director, executive officer, other officer of Company participating in the offering, or any beneficial owner of 20% or more of Company’s outstanding voting equity securities is subject to any bad actor disqualification as provided in Rule 506(d) of Regulation D, and Company is not aware of any current facts or circumstances that, with the passage of time, would reasonably be expected to cause such disqualification.

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14.         Offshore Transaction. Company has not, and will not, engage in any directed selling efforts, as defined in Regulation S, in the United States in respect of any of the Debenture. Company is offering and selling the Debenture only in offshore transactions, in accordance with Regulation S. Company and its Affiliates have complied, and will comply, with the offering restrictions requirements of Regulation S. Company has only offered, and will only offer, the Debenture to Investor.

15.         Not a Shell. Company is not now, and has never been, a shell company as defined in Rule 12b-2 of the Exchange Act.

B.           Representations Regarding Company. Except as set forth in any Public Reports and attached exhibits, or under the corresponding section of the Disclosure Schedules, if any, Company hereby represents and warrants to, and as applicable covenants with, Investor as of the Closing:

1.          Capitalization. The capitalization of the Company as of the Effective Date is as described in the Public Reports or Disclosure Schedules. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents which has not been waived or satisfied. Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or securities convertible into or exercisable for shares of Common Stock. The issuance and sale of the Shares will not obligate Company to issue shares of Common Stock or other securities to any Person, other than Investor, and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange, or reset price under such securities. All of the outstanding shares of capital stock of Company are validly issued, fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of Company or others is required for the issuance and sale of the Shares. There are no existing or contemplated subscription or investment agreements, stockholder agreements, voting agreements or other similar agreements with respect to Company’s capital stock to which Company is a party or, to the knowledge of Company, between or among any of Company’s stockholders.

2.          Subsidiaries. All of the direct and indirect subsidiaries of Company are set forth in the Public Reports or the corresponding section of the Disclosure Schedules. Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary, and all of such directly or indirectly owned capital stock or other equity interests are owned free and clear of any Liens. All the issued and outstanding shares of capital stock of each Subsidiary are duly authorized, validly issued, fully paid, nonassessable and free of preemptive and similar rights to subscribe for or purchase securities.

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3.          Public Reports; Financial Statements. Company has filed all required Public Reports for the one year preceding the Effective Date. As of their respective dates or as subsequently amended, the Public Reports complied in all material respects with the requirements of the Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the Public Reports, when filed and, as applicable, amended, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Company included in the Public Reports, as amended, comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

4.          Material Changes. Since the end of the most recent year for which an Annual Report on Form 10-K has been filed with the Commission, (a) there has been no event, occurrence or development that has had, or that would reasonably be expected to result in, a Material Adverse Effect, (b) Company has not incurred any liabilities (contingent or otherwise) other than (i) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (ii) liabilities not required to be reflected in Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) Company has not altered its method of accounting, (d) Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (e) Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans. Company does not have pending before the Commission any request for confidential treatment of information.

5.          Litigation. There is no Action completed, ongoing, pending, threatened or, to the knowledge of Company, contemplated, that would reasonably be expected to result in a Material Adverse Effect. Neither Company nor any Subsidiary, nor any current director or officer thereof, nor to the knowledge of Company any former director or officer of Company, and greater than 5% shareholder of Company, or any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, is not ongoing, pending or threatened, and to the knowledge of Company is not contemplated, any investigation by the Commission or any law enforcement agency involving Company or any current director or officer of Company, or to the knowledge of Company any former director or officer of Company, and greater than 5% shareholder of Company, or any director or officer thereof.

6.          No Bankruptcy. The Company has not filed and, to the Company’s knowledge no other Person has filed or commenced, any petition or application, or any judicial or administrative proceeding commenced which has not been discharged, with respect to the Company or any Subsidiary or with respect to any of the properties or assets of Company or any Subsidiary under any applicable law relating to bankruptcy, insolvency, reorganization, fraudulent transfer, compromise, arrangement of debt, creditors’ rights and no general assignment has been made by the Company or any Subsidiary for the benefit of creditors.

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7.          Labor Relations. No material labor dispute exists or, to the knowledge of Company, is imminent with respect to any of the employees of Company, which would reasonably be expected to result in a Material Adverse Effect.

8.          Compliance. Except as waived pursuant to the Waiver Agreement, neither Company nor any Subsidiary (a) is in material default under or in material violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by Company or any Subsidiary under), nor has Company or any Subsidiary received notice of a claim that it is in material default under or that it is in material violation of, any indenture, loan or credit agreement or any other similar agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (b) is in violation of any order of any court, arbitrator or governmental body, or (c) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case as would not reasonably be expected to have a Material Adverse Effect.

9.          Regulatory Permits. Company and each Subsidiary possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the Public Reports, except where the failure to possess such permits would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

10.         Title to Assets. Company and each Subsidiary have good and marketable title in fee simple to all real property owned by them that is material to the business of Company and each Subsidiary and good and marketable title in all personal property owned by them that is material to the business of Company and each Subsidiary, in each case free and clear of all Liens, except for Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by Company and each Subsidiary and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by Company and each Subsidiary are held by them under leases which, to the Company’s knowledge, are valid, subsisting and enforceable leases and as to which Company and each Subsidiary are in compliance, except where such noncompliance could not reasonably be expected to have a Material Adverse Effect.

11.         Patents and Trademarks. Company and each Subsidiary have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the Public Reports and which the failure to so have would have a Material Adverse Effect (collectively, “Intellectual Property Rights”). Neither Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of Company or each Subsidiary.

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12.         Insurance. Company and each Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which Company and each Subsidiary are engaged, including but not limited to directors and officers insurance coverage at least equal to the Purchase Amount. To Company’s knowledge, such insurance contracts and policies are in full force and complete in all material respects. Neither Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without an increase in cost that would constitute a Material Adverse Effect.

13.         Transactions with Affiliates and Employees. None of the officers or directors of Company and, to the knowledge of Company, none of the employees of Company is presently a party to any transaction with Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of Company and (iii) for other employee benefits, including stock option agreements under any equity incentive plan of Company.

14.         Sarbanes-Oxley; Internal Accounting Controls. Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002, which are applicable to it as of the date of the Closing. Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of Company’s disclosure controls and procedures based on their evaluations as of the evaluation date. Since the date of the most recently filed Public Report, there have been no significant changes in Company’s internal accounting controls or its disclosure controls and procedures or, to Company’s knowledge, in other factors that could materially affect Company’s internal accounting controls or its disclosure controls and procedures.

15.         Certain Fees. No brokerage or finder’s fees or commissions are or will be payable to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement as a result of any action by the Company or any Person acting on its behalf. Notwithstanding any other provision, Investor will have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this section that may be due in connection with the transactions contemplated by this Agreement or the other Transaction Documents.

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16.         Registration Rights. No Person has any right to cause Company to effect the registration under the Act of any securities of Company.

17.         Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12 of the Exchange Act, and Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has Company received any notification that the Commission is contemplating terminating such registration. Company has not, in the 12 months preceding the Effective Date, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that Company is not in compliance with the listing or maintenance requirements of such Trading Market. Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all listing and maintenance requirements of the Trading Market on which the Common Stock is currently quoted.

18.         Application of Takeover Protections. Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to Investor as a result of Investor and Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation Company’s issuance of the Shares and Investor’s ownership of the Shares.

19.         Tax Status. Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes). Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statute or local tax. None of Company’s tax returns is presently being audited by any taxing authority. Company would not be classified as a PFIC for its most recently completed taxable year, and does not expect to be classified as a PFIC for its current taxable year.

20.         Foreign Corrupt Practices. Neither Company, nor to the knowledge of Company, any agent or other person acting on behalf of Company, has (a) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (b) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (c) failed to disclose fully any contribution made by Company, or made by any person acting on its behalf of which Company is aware, which is in violation of law, or (d) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

21.         Accountants. Company’s accountants are set forth in the Public Reports and such accountants are an independent registered public accounting firm.

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22.         No Disagreements with Accountants or Lawyers. There are no material disagreements presently existing, or reasonably anticipated by Company to arise, between Company and the accountants or lawyers formerly or presently employed by Company.

23.         Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Company or any Subsidiary.

24.         Computer and Technology Security. Company has taken reasonable steps to safeguard the information technology systems utilized in the operation of the business of Company, including the implementation of procedures designed to minimize the risk that such information technology systems have any disabling codes or instructions, timer, copy protection device, clock, counter or other limiting design or routing and any back door, virus, malicious code or other software routines or hardware components that in each case permit unauthorized access or the unauthorized disablement or unauthorized erasure of data or other software by a third party, and, to Company’s knowledge, to date there have been no successful unauthorized intrusions or breaches of the security of its information technology systems.

25.         Data Privacy. Company has: (a) complied with, and is presently in compliance in all material respects with, all applicable laws in connection with data privacy, information security, data security and/or personal information; (b) complied in all material respects with, and is presently in material compliance with, its policies and procedures applicable to data privacy, information security, data security, and personal information; (c) not experienced any material incident in which personal information or other sensitive data was or may have been stolen or improperly accessed; and Company is not aware of any facts suggesting the likelihood of the foregoing, including without limitation, any breach of security or receipt of any notices or complaints from any Person regarding personal information or other data.

C.           Representations and Warranties of Investor. Investor hereby represents and warrants to Company as of the Closing as follows:

1.          Organization; Authority. Investor is an entity validly existing and in good standing under the laws of the jurisdiction of its organization with full right, company power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by Investor of the transactions contemplated by this Agreement have been duly authorized by all necessary company or similar action on the part of Investor. Each Transaction Document to which it is a party has been, or will be, duly executed by Investor, and when delivered by Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of Investor, enforceable against it in accordance with its terms, except (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

2.          Investor Status. At the time Investor was offered the Shares, it was, and at the Effective Date it is: (a) an accredited investor as defined in Rule 501(a) under the Act; (b) not a registered broker-dealer, member of FINRA, or an affiliate thereof; and (c) not a U.S. Person and not acquiring the Shares for the account or beneficial ownership of any U.S. Person.

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3.          Experience of Investor. Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

4.          Ownership. Investor is acquiring the Debenture as principal for its own account. Investor will not engage in hedging transactions with regard to the Shares unless in compliance with the Act, and will resell the Shares only pursuant to registration under the Act or an available exemption therefrom.

5.          No Short Sales. Neither Investor nor any Affiliate holds any short position in, nor has engaged in any Short Sales of the Common Stock, or engaged in any hedging transactions with regard to the Shares prior to the Effective Date.

6.          Access to Information. Such Investor has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. Investor acknowledges receipt of copies of the Public Reports. Neither such inquiries nor any other due diligence investigation conducted by such Investor shall modify, limit or otherwise affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement.

7.          No General Solicitation. The Investor did not learn of the investment in the Securities as a result of any general solicitation or general advertising.

IV.          Securities and Other Provisions.

A.           Investor Due Diligence. Investor will have the right and opportunity to conduct customary due diligence with respect to any Registration Statement or Prospectus in which the name of Investor or any Affiliate of Investor appears.

B.           Furnishing of Information. As long as Investor owns any Securities, Company will timely file all reports required to be filed by Company after the Effective Date pursuant to the Exchange Act. As long as Investor owns any Securities, Company will prepare and make publicly available such information as is required for Investor to sell its Conversion Shares under Rule 144. Company further covenants that, as long as Investor owns any Securities, Company will take such further action as Investor may reasonably request, all to the extent required from time to time to enable Investor to sell its Conversion Shares without registration under the Act within the limitation of the exemptions provided by Rule 144.

C.           Integration. Company will not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security, as defined in Section 2 of the Act, that would be integrated with the offer or sale of the Securities to Investor for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

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D.           Disclosure and Publicity. Company will provide to Investor for review and approval prior to filing or issuing any current, periodic or public report, registration statement, press release, public statement or communication relating to or referencing Investor, any Transaction Documents or the transactions contemplated thereby, any such approval not to be unreasonably withheld.

E.           Shareholders Rights Plan. No claim will be made or enforced by Company or, to the knowledge of Company, any other Person that Investor is an “Acquiring Person” under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by Company, or that Investor could be deemed to trigger the provisions of any such plan or arrangement, in either such case, by virtue of receiving Shares under the Transaction Documents or under any other agreement between Company and Investor. Company will conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

F.           No Non-Public Information. Company covenants and agrees that neither it nor any other Person acting on its behalf will, provide Investor or its agents or counsel with any information that Company believes or reasonably should believe will constitute material non-public information after Closing. On and after Closing, neither Investor nor any Affiliate of Investor will have any duty of trust or confidence that is owed directly, indirectly, or derivatively, to Company or the stockholders of Company, or to any other Person who is the source of material non-public information regarding Company. Company understands and confirms that Investor will be relying on the foregoing in effecting transactions in securities of Company, including without limitation sales of the Shares.

G.           Indemnification of Investor.

1.          Obligation to Indemnify. Subject to the provisions of this Section IV.G, Company will indemnify and hold Investor, its Affiliates, managers and advisors, and each of their officers, directors, shareholders, partners, employees, representatives, agents and attorneys, and any person who controls Investor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, “Investor Parties” and each a “Investor Party”), harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, reasonable costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by Company in this Agreement or in the other Transaction Documents, (b) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Prospectus, Prospectus Supplement, or any information incorporated by reference therein, or arising out of or based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (c) any action by a creditor or stockholder of Company who is not an Affiliate of an Investor Party, challenging the transactions contemplated by the Transaction Documents; provided, however, that Company will not be obligated to indemnify any Investor Party for any Losses finally adjudicated to be caused solely by (i) a false statement of material fact contained within written information provided by such Investor Party expressly for the purpose of including it in the applicable Registration Statement, Prospectus, Prospectus Supplement, or (ii) such Investor Party’s unexcused material breach of an express provision of this Agreement or another Transaction Document willful misconduct or violation of applicable law.

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2.          Procedure for Indemnification. If any action will be brought against an Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party will promptly notify Company in writing, and Company will have the right to assume the defense thereof with counsel of its own choosing. Investor Parties will have the right to employ separate counsel in any such action and participate in the defense thereof, but the reasonable fees and expenses of such counsel will be at the expense of Investor Parties except to the extent that (a) the employment thereof has been specifically authorized by Company in writing, (b) Company has failed after a reasonable period of time to assume such defense and to employ counsel or (c) in such action there is, in the reasonable opinion of such separate counsel, a material conflict with respect to the dispute in question on any material issue between the position of Company and the position of Investor Parties such that it would be inappropriate for one counsel to represent Company and Investor Parties. Company will not be liable to Investor Parties under this Agreement (i) for any settlement by an Investor Party effected without Company’s prior written consent, which will not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is either attributable to Investor’s breach of any of the representations, warranties, covenants or agreements made by Investor in this Agreement or in the other Transaction Documents. In no event will the Company be liable for the reasonable fees and expenses for more than one separate firm of attorneys (plus local counsel as applicable) to represent all Investor Parties.

3.          Other than the liability of Investor to Company for uncured material breach of the express provisions of this Agreement, no Investor Party will have any liability to Company or any Person asserting claims on behalf of or in right of Company as a result of acquiring the Securities under this Agreement.

H.           Reservation of Shares. Company has reserved from its duly authorized Common Stock for issuance pursuant to the Transaction Documents authorized shares of Common Stock in the amount required by the Transaction Documents, and from and after the Capital Increase Date Company will at all times maintain a reserve equal to 5 times the number of shares sufficient to immediately issue all Conversion Shares potentially issuable at such time, free from preemptive rights (the “Reserved Amount”). The Reserved Amount will, if necessary, be increased from time to time in accordance with the Company’s obligations hereunder. In addition, if Company shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which the Debenture shall be convertible at the then current Conversion Price, Company will at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Debenture. Company (i) acknowledges that it has irrevocably instructed its transfer agent to issue certificates for the Common Stock issuable upon conversion of the Debenture, and agrees that its issuance of the Debenture will constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of the Debenture.

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I.           Activity Restrictions. For so long as Investor or any of its Affiliates holds any Shares, neither Investor nor any Affiliate will: (1) vote any shares of Common Stock owned or controlled by it, sign or solicit any proxies, attend or be present at a shareholder meeting for purposes of determining a quorum, or seek to advise or influence any Person with respect to any voting securities of Company, except in accordance with the recommendation of Company’s board of directors; (2) engage or participate in any actions, plans or proposals which relate to or would result in (a) acquiring additional securities of Company, alone or together with any other Person, which would result in beneficially owning or controlling more than 9.99% of the total outstanding Common Stock or other voting securities of Company, (b) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving Company or any of its Subsidiaries, (c) a sale or transfer of a material amount of assets of Company or any of its Subsidiaries, (d) any change in the present board of directors or management of Company, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the board, (e) any material change in the present capitalization or dividend policy of Company, (f) any other material change in Company’s business or corporate structure, including but not limited to, if Company is a registered closed-end investment company, any plans or proposals to make any changes in its investment policy for which a vote is required by Section 13 of the Investment Company Act of 1940, (g) changes in Company’s charter, bylaws or instruments corresponding thereto or other actions which may impede the acquisition of control of Company by any Person, (h) a class of securities of Company being delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association, (i) a class of equity securities of Company becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Act, or (j) any action, intention, plan or arrangement similar to any of those enumerated above; or (3) request Company or its directors, officers, employees, agents or representatives to amend or waive any provision of this section.

J.           No Shorting. For so long as Investor holds any Securities, neither Investor nor any of its Affiliates will engage in or effect, directly or indirectly, any Short Sale of Common Stock. For the avoidance of doubt, selling against delivery of Conversion Shares after delivery of a Conversion Notice is not a Short Sale. There will be no restriction or limitation of any kind on Investor’s right or ability to sell or transfer any or all of the Conversion Shares at any time, in its sole and absolute discretion. Investor may not sell, transfer or assign the Debenture or any of its rights under this Agreement.

K.          Stock Splits. If Company at any time on or after the Effective Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) or combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a greater or lesser number of shares, the share numbers, prices and other amounts set forth in this Agreement, as in effect immediately prior to such subdivision or combination, will be proportionately reduced or increased, as applicable, effective at the close of business on the date the subdivision or combination becomes effective.

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L.           Subsequent Financings.

1.          As long as Investor holds any Securities, Company will not enter into any agreement that in any way restricts its ability to enter into any agreement, amendment or waiver with Investor, including without limitation any agreement to offer, sell or issue to Investor any preferred stock, common stock or other securities of Company.

2.          Until six months after Closing, Company will not enter into any financing that uses a shelf registration, contains registration rights or otherwise provides for the issuance of free trading stock, other than: (a) with Investor, (b) in connection with a strategic transaction, or (c) the sale of restricted Common Stock at a fixed price. For the avoidance of doubt, Company may enter into any unregistered financing of nonconvertible debt or restricted stock with no registration rights.

3.          As long as any part of the Debenture is outstanding, Company will not agree or enter into any equity or convertible financing pursuant to which shares of Common Stock or Common Stock equivalents may effectively be issued at a variable price or where the price or number of shares are subject to any type of variability or reset feature. Provided, however, that Company may enter into any transaction: (a) with Investor, (b) for unregistered, non-convertible debt, (c) for restricted stock with no registration rights, (d) for Common Stock at a fixed price above the Market Price, (e) reasonably equivalent value given as consideration for a strategic acquisition, or (f) that includes an immediate, unconditional offer to Investor to purchase the Debenture by wire transfer of immediately available funds in the amount of 125% of the then outstanding Liquidation Value.

4.          So long as any part of the Debenture is outstanding, upon any issuance by Company or any of its subsidiaries of any security with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to Investor, then Company will notify Investor of such additional or more favorable term and such term, at Investor’s option, shall become a part of the transaction documents with Investor. The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited to, terms addressing conversion discounts, prepayment rate, conversion look back periods, interest rates, original issue discounts, stock sale price, private placement price per share, and warrant coverage.

M.       Right of First Refusal. If at any time while any Securities are outstanding, Company has a bona fide offer of capital or financing from any person, that Company intends to act upon, then Company must first offer such opportunity to Investor to provide such capital or financing to Company on the same terms as each respective person’s terms. Except as otherwise provided in any Transaction Documents, should Investor be unwilling or unable to provide such capital or financing to Company within 10 Trading Days from Investor’s receipt of written notice of the offer from Company, then Company may obtain such capital or financing from that respective person upon the exact same terms and conditions offered by Company to Investor, which transaction must be completed within 30 days after the date of the notice. If Company does not receive the capital or financing from the respective person within 30 days after the date of the respective notice, then Company must again offer the capital or financing opportunity to Investor as described above, and the process detailed above shall be repeated.

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N.           No Registration. The Securities have not been registered under the Act and may not be resold in the United States unless registered or an exemption from registration is available. Company is required to refuse to register any transfer of the Securities not made pursuant to registration under the Act or an available exemption from registration. Upon the issuance thereof, and only until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED unless in compliance with the ACT.

Share certificates will be issued without such legend or at Investor’s option issued via electronic delivery at the applicable balance account at DTC, if either (i) the Shares are registered for resale under the Act, or (ii) Investor provides an opinion of its counsel to the effect that the Shares may be issued without restrictive legend.

O.           Capital Increase. Company shall use its best efforts to increase the number of shares of Common Stock Company is authorized to issue in an amount sufficient to permit the full conversion of the Debenture and the exercise in full of the Warrant in accordance with their terms (“Capital Increase”) as soon as possible after the Effective Date. In connection therewith, Company shall take all corporate action necessary to call a meeting of its stockholders (the “Stockholders Meeting”), which shall occur as soon as practicable and not later than 90 days after the Closing Date, for the purpose of seeking approval of the Company’s stockholders for the Capital Increase. Company will as soon as reasonably practicable after the Closing Date file with the SEC proxy materials (including a proxy statement and form of proxy) for use at the Stockholders Meeting and, after receiving and promptly responding to any comments of the SEC thereon, shall as soon as reasonably practicable mail such proxy materials to the stockholders of the Company. The Company will comply with Section 14(a) of the Exchange Act and the rules promulgated thereunder in relation to any proxy statement (as amended or supplemented, the “Proxy Statement”) and any form of proxy to be sent to the stockholders of the Company in connection with the Stockholders Meeting, and the Proxy Statement shall not, on the date that the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies or the Stockholders Meeting which has become false or misleading. The Company’s Board of Directors shall recommend to the Company’s stockholders that the stockholders vote in favor of the Capital Increase Event at the Stockholders Meeting and take all commercially reasonable action (including, without limitation, the hiring of a proxy solicitation firm of nationally recognized standing) to solicit the approval of the stockholders for the Capital Increase Event. No later than two (2) Business Days following stockholder approval of the Capital Increase Event, the Company shall file with the Secretary of State of Delaware a certificate of amendment to the Company’s Third Amended and Restated Certificate of Incorporation to affect the Capital Increase Event, which certificate of amendment shall provide that it shall become immediately effective upon filing. The Company shall issue a press release announcing the effectiveness of the Capital Increase Event no later than one (1) Business Day after such filing. The date on which the Capital Increase Event becomes effective is referred to herein as the “Capital Increase Date.”

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V.            Security Agreement.

A.           Grant of Security Interest. To secure the Obligations, Company, as debtor, hereby assigns and grants to Investor, as secured party, a continuing first-position lien on and security interest in, all right, title and interest of the Company, whether now owned or existing or hereafter created, acquired, or arising, in and to all of the Collateral.

B.           Change in Name or Locations. Company’s legal name and jurisdiction of organization are correctly set forth in the Public Reports. Company has not transacted business at any time during the immediately preceding five-year period, and does not currently transact business, under any other legal names or trade names. Company’s chief executive office and principal place of business is at, and the Company keeps and shall keep all of its books and records relating to receivables only at the location identified in the Public Reports, and the Company has no other executive offices or places of business. Company hereby agrees that if the location of the Collateral changes from the locations it is currently located in, or if Company changes its name or form or jurisdiction of organization, or establishes a name in which it may do business, Company will immediately notify Investor in writing of the additions or changes.

C.           Representations and Warranties. Company represents, warrants and covenants to Investor that: (a) Company has good, marketable and indefeasible title to the Collateral, except as disclosed in the Disclosure Schedules, has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral, and except as disclosed in the Disclosure Schedules, the Collateral is free from all encumbrances and rights of setoff of any kind except the lien in favor of Investor created by this Agreement; (b) except as herein provided, Company will not hereafter without Investor’s prior written consent sell, pledge, encumber, assign or otherwise dispose of any of the Collateral or permit any right of setoff, lien or security interest to exist thereon except to Investor, except for dispositions of Collateral in the ordinary course of business; (c) Company will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein; and (d) Exhibit 9 attached hereto contains a true, complete, and current listing of all patents, trademarks, tradestyles, copyrights, and other intellectual property rights (including all registrations and applications therefor) owned by Company as of the date hereof that are registered with any governmental authority. Company shall promptly notify Investor in writing of any additional intellectual property rights acquired or arising after the date hereof, and shall submit to the Investor a supplement to Exhibit 9 to reflect such additional rights, provided Company’s failure to do so shall not impair the Investor’s security interest therein.

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D.           Covenants. Company covenants that it will:

(i) from time to time and at all reasonable times allow Investor, by or through any of its officers, agents, attorneys, or accountants, to examine or inspect the Collateral, and obtain valuations and audits of the Collateral, at Company's expense, wherever located. Company shall do, obtain, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Investor may require to assure to Investor its rights hereunder and in or to the Collateral, and the proceeds thereof, including waivers from landlords, warehousemen and mortgagees;

(ii) keep the Collateral in good order and repair consistent with commercially reasonable past practices at all times and immediately notify Investor of any event causing a material loss or decline in value of the Collateral, whether or not covered by insurance, and the amount of such loss or depreciation;

(iii) only use or permit the Collateral to be used in accordance with all applicable federal, state, county and municipal laws and regulations;

(iv) to the extent applicable, have and maintain insurance at all times with respect to all Collateral against risks of fire (including so called extended coverage), theft, sprinkler leakage, and other risks (including risk of flood if any Collateral is maintained at a location in a flood hazard zone) as Investor may reasonably require, in such form, in the minimum amount of the outstanding principal of the Note and written by such companies as may be reasonably satisfactory to Investor; each such casualty insurance policy shall contain a standard Investor's Loss Payable Clause issued in favor of Investor under which all losses thereunder shall be paid to Investor as Investor's interest may appear; such policies shall expressly provide that the requisite insurance cannot be altered or canceled without at least thirty (30) days prior written notice to Investor and shall insure Investor notwithstanding the act or neglect of Company; upon Investor’s demand, Company shall furnish Investor with evidence of insurance as Investor may reasonably require; in the event of failure to provide insurance as herein provided, Investor may, at its option, obtain such insurance and Company shall pay to Investor, on demand, the cost thereof; proceeds of insurance may be applied by Investor to reduce the Obligations or to repair or replace Collateral, all in Investor 's sole discretion;

(v) If any of the Collateral is, at any time, in the possession of a bailee, Company will promptly notify Investor thereof and, if requested by Investor, shall promptly obtain an acknowledgment from the bailee, in form and substance satisfactory to Investor, that the bailee holds such Collateral for the benefit of Investor and shall act upon the instructions of Investor, without the further consent of Company;

(vi) Company will not change its legal name or transact business under any other trade name without first giving 30 days’ prior written notice of its intent to do so to the Investor; and

(vii) Company will promptly pay when due all taxes, assessments and governmental charges and levies upon or against Company or any of the Collateral, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings which prevent foreclosure or other realization upon any of the Collateral and preclude interference with the operation of Company’s business in the ordinary course, and Company shall have established adequate reserves therefor.

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E.           Negative Pledge; No Transfer. Company will not sell or offer to sell or otherwise transfer or grant or allow the imposition of a lien, encumbrance or security interest of any kind upon the Collateral or use any portion thereof in any manner inconsistent with this Agreement or with the terms and conditions of any policy of insurance thereon. The Company shall warrant and defend the Collateral against any claims and demands of all persons at any time claiming the same or any interest in the Collateral adverse to the Investor.

F.           Further Assurances. Company hereby irrevocably authorizes Investor at any time and from time to time to file in any UCC jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of Company or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including, but not limited to (i) whether Company is an organization, the type of organization and (ii) any organization identification number issued to Company. Company agrees to furnish any such information to Investor promptly upon request. Company also ratifies its authorization for Investor to have filed in any UCC jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

G.           Events of Default. Company shall, at Investor’s option, be in default under this Agreement upon the happening of any of the following events or conditions (each, an “Event of Default”): (a) a failure to pay any amount due under the Debenture, this Agreement or any Transaction Document within 5 business days of the date the same is due; (b) the failure by Company to perform any of its other obligations under the Debenture, this Agreement or any Transaction Document within 10 business days of notice from Investor of the same; (c) falsity, inaccuracy or material breach by Company of any written warranty, representation or statement made or furnished to Investor by or on behalf of Company; (d) an uninsured material loss, theft, damage, or destruction to any of the Collateral, or the entry of any judgment against Company or any lien against or the making of any levy, seizure or attachment of or on the Collateral; (e) the failure of Investor to have a perfected first priority security interest in the Collateral; (f) any indication or evidence received by Investor that Company may have directly or indirectly been engaged in any type of activity that might reasonably be expected to result in the forfeiture of any property of Company to any governmental entity, federal, state or local; or (g) the occurrence of any 3 or more Trigger Events under the Debenture.

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H.           Remedies. Upon the occurrence of any Event of Default and at any time thereafter, Investor may declare all Obligations secured hereby immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the UCC. Investor’s remedies include, but are not limited to, to the extent permitted by law, the right to (a) peaceably by its own means or with judicial assistance enter Company's premises and take possession of the Collateral without prior notice to Company or the opportunity for a hearing, (b) render the Collateral unusable, (c) dispose of the Collateral on Company's premises, and (d) require Company to assemble the Collateral and make it available to Investor at a place designated by Investor. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Investor will give Company reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of commercially reasonable notice shall be met if such notice is sent to Company at least 5 business days before the time of the intended sale or disposition. Expenses of retaking, holding, preparing for sale, selling or the like shall include Investor 's reasonable attorney's fees and legal expenses, incurred or expended by Investor to enforce any payment due it under this Agreement either as against Company, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement and the Collateral pledged hereunder. Company waives all relief from all appraisement or exemption laws now in force or hereafter enacted.

I.           Payment of Expenses. At its option, Investor may, but is not required to: discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral; pay for required insurance on the Collateral; and pay for the maintenance, appraisal or reappraisal, and preservation of the Collateral, as determined by Investor to be necessary. Company will reimburse Investor on demand for any payment so made or any expense incurred by Investor pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by Investor.

J.           Preservation of Rights. No delay or omission on Investor’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will Investor’s action or inaction impair any such right or power. Investor 's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which Investor may have under other agreements, at law or in equity.

VI.          Registration Statement.

A.           Filing.

1.          Company will, at its sole cost and expense, prepare and file with the Commission as promptly as practicable after the Closing Date, and in any event within 30 days of the Closing, a Registration Statement (“Registration Statement”) registering the delayed and continuous resale of all Conversion Shares and Warrant Shares pursuant to Rule 415 under the Act, and will use reasonable best efforts to cause such Registration Statement to be declared effective under the Act as promptly as practicable, and to remain continuously effective until all Conversion Shares may be resold by Investor pursuant to Rule 144 without volume restrictions, manner-of-sale restrictions, or Company being in compliance with any current public information requirement (the “Registration Period”).

2.          If Company breaches its obligations under the preceding paragraph, and Company is not thereafter eligible to register for resale the Conversion Shares on Form S-3, it shall file a Registration Statement on Form S-1, but such obligation and filing shall not operate to cure or excuse such breach. If at any after the initial registration Statement is filed, the Registration Statement may not remain effective, Company shall use reasonable best efforts to amend the Registration Statement to continue effectiveness uninterrupted.

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B.           Procedures. In connection with the Registration Statement, Company will, as soon as reasonably practicable:

1.          Prepare and file with the Commission such pre-effective and post-effective amendments and supplements to the Registration Statement and the Prospectus used in connection with the Registration Statement, and file such reports under the Exchange Act, as may be necessary to cause the Registration Statement to become effective, to keep the Registration Statement continuously effective during the Registration Period and not misleading, and as may otherwise be required or applicable under, and to comply with the provisions of, the Act with respect to the disposition of all Conversion Shares covered by the Registration Statement during the Registration Period. Notwithstanding the foregoing, for not more than 5 consecutive days or for a total of not more than 10 days in any 12 month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Investor in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of the Investor) disclose to such Investor any material non-public information giving rise to an Allowed Delay, (b) advise the Investor in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

2.          Furnish to Investor such number of copies of the Prospectus, and each amendment or supplement thereto, in conformity with the requirements of the Act, and such other documents as Investor may reasonably request in order to facilitate the disposition of Conversion Shares owned by it.

3.          Notify Investor: (a) when a Prospectus or any Prospectus supplement or post-effective amendment is proposed to be filed and, with respect to any post-effective amendment, when the same has become effective, except for any filing to be made solely to incorporate by reference a Current Report on Form 8-K, Quarterly Report on Form 10-Q or Annual Report on Form 10-K to be filed with the Commission; (b) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or a Prospectus or for additional information; (c) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (d) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Conversion Shares for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (e) of the occurrence of any event or circumstance that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, Prospectus or documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company.

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4.          Use reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification, or exemption from qualification, of any of the Conversion Shares for sale in any jurisdiction, at the earliest practicable moment.

5.          Except during an Allowed Delay, incorporate in a Prospectus supplement or post-effective amendment such information as Investor requests be included therein regarding Investor or the plan of distribution of the Conversion Shares; and make all required filings of the Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of such matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this paragraph that would violate applicable law.

6.          Except during an Allowed Delay, whenever necessary, prepare and deliver to Investor any required supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document, including such reports as may be required to be filed under the Exchange Act, so that, as thereafter delivered, the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

7.          Use reasonable best efforts to cause all Conversion Shares to be listed on the Trading Market or such other securities exchange or automated quotation system, if any, as is then the principal securities exchange or automated quotation system on which the Common Stock is then listed.

8.          Fully cooperate with the Transfer Agent, Investor and its brokers to facilitate the timely clearing and delivery of Conversion Shares to be sold pursuant to the Registration Statement free of any restrictive legends and in such denominations and registered in such names as Investor may reasonably request, including timely completion and delivery of all forms, documents and instruments requested by the Transfer Agent or any broker.

C.           Obligations of the Investor. Investor will furnish in writing to the Company such information regarding itself, the Securities held by it and the intended method of disposition of the Conversion Shares and Warrant Shares held by it, as shall be reasonably required to effect the registration of such Shares. Investor will cooperate with Company as reasonably necessary in connection with the preparation and filing of the Registration Statement. Upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay or (ii) the happening of an event pursuant to Section VI(B)(3) hereof, Investor will discontinue disposition of any Shares pursuant to the Registration Statement, until such dispositions may again be made.

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VII.         General Provisions.

A.           Notice. Unless a different time of day or method of delivery is specifically provided in the Transaction Documents, any and all notices or other communications or deliveries required or permitted to be provided hereunder will be in writing and will be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail prior to 5:00 p.m. Eastern time on a Trading Day and an electronic confirmation of delivery is received by the sender, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered later than 5:00 p.m. Eastern time or on a day that is not a Trading Day, (c) the next Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications are such other address as may be designated in writing, in the same manner, by such Person.

B.           Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by Company and Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement will be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor will any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

C.           No Third-Party Beneficiaries. Except as otherwise set forth in Section IV.G, this Agreement and the Transaction Documents will inure solely to the benefit of the parties hereto, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person. Other than the Investor Parties described in Section IV.G, a Person who is not a party to this Agreement shall not have any rights under the Contracts (Rights of Third Parties) Law, 2014 of the Cayman Islands to enforce any term of this Agreement or any Transaction Document.

D.           Fees and Expenses. Company has paid a flat rate documentation fee of $2,500 to Investor in connection with drafting this Agreement and the other Transaction Documents. Except as otherwise provided in this Agreement, each party will pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. Company acknowledges and agrees that Investor’s counsel solely represents Investor, and does not represent Company or its interests in connection with the Transaction Documents or the transactions contemplated thereby. Company will pay all stamp and other taxes and duties, if any, levied in connection with the sale or issuance of the Shares to Investor.

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E.           Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement will not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, will incorporate such substitute provision in this Agreement.

F.           Replacement of Certificates. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, Company will issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances will also pay any reasonable third-party costs associated with the issuance of such replacement certificates.

G.           Governing Law. All matters between the parties, including without limitation questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents will be governed by and construed and enforced in accordance with the laws of the U.S. Virgin Islands, without regard to the principles of conflicts of law that would require or permit the application of the laws of any other jurisdiction, except for corporation law matters applicable to Company which will be governed by the corporate law of its jurisdiction of formation. The parties hereby waive all rights to a trial by jury. In any action, arbitration or proceeding, including appeal, arising out of or relating to any of the Transaction Documents or otherwise involving the parties, the prevailing party will be awarded its reasonable attorneys’ fees and other costs and expenses reasonably incurred in connection with the investigation, preparation, prosecution or defense of such action or proceeding.

H.           Arbitration. Any dispute, controversy, claim or action of any kind arising out of, relating to, or in connection with this Agreement, or in any way involving Company and Investor or their respective Affiliates, including any issues of arbitrability, will be resolved solely by final and binding arbitration in English before a retired judge at JAMS, or its successor, in the Territory of the Virgin Islands, pursuant to the most expedited and Streamlined Arbitration Rules and Procedures available. Any interim or final award may be entered and enforced by any court of competent jurisdiction. The final award will include the prevailing party’s reasonable arbitration, expert witness and attorney fees, costs and expenses. Notwithstanding the foregoing, Investor may in its sole discretion bring an action in Delaware or New York in aid of arbitration or for temporary, preliminary or provisional relief pending completion of arbitration.

I.            Remedies.

1.          In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of Investor and Company will be entitled to specific performance under the Transaction Documents, and equitable and injunctive relief to prevent any actual or threatened breach under the Transaction Documents, to the full extent permitted under applicable laws.

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2.          Without limitation of the foregoing, Company acknowledges that the rights and benefits of Investor pursuant to Section I.G.1. of the Debenture are unique and that no adequate remedy exists at law if Company breaches or fails timely perform any of its obligations thereunder, that it would be difficult to determine the amount of damages resulting therefrom, that it would cause irreparable injury to Investor, and that any potential harm to Company would be adequately and fully compensable with monetary damages; accordingly, Investor will be entitled to a compulsory remedy of immediate specific performance, temporary, interim, preliminary and final injunctive relief to enforce the provisions thereof, including without limitation requiring Company and its transfer agent, attorneys, officers and directors to immediately take all actions necessary to issue and deliver the number of Conversion Shares stated by Investor, and prohibiting any Common Stock from being issued or transferred until after all Conversion Shares have been received by Investor in electronic form and fully cleared for trading, which requirements will not be stayed for any reason, without the necessity of posting any bond. Company hereby absolutely, unconditionally and irrevocably waives all objections and rights to oppose any motion, application or request by Investor to issue any number of Conversion Shares, and all rights to stay or appeal any resulting order, and any appeal filed by Company or on its behalf will be immediately and automatically dismissed. Company further acknowledges that it has an adequate remedy at law with respect to Section I.G.1. of the Debenture in a claim for money damages; accordingly, Company may not restrain or enjoin its transfer agent, Investor or any brokers from receiving or reselling any Conversion Shares, and any action for temporary, preliminary or final injunctive relief filed by Company or on its behalf will be immediately and automatically dismissed.

J.           Payment Set Aside. To the extent that Company makes a payment or payments to Investor pursuant to any Transaction Document or Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to Company, a trustee, receiver or any other person under any law, including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action, then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied will be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

K.          Headings. The titles and headings in this Agreement and the Transaction Documents are for convenience only, do not constitute a part of this Agreement and will not be deemed to limit or affect any of the provisions hereof

L.          Time of the Essence. Time is of the essence with respect to all provisions of this Agreement, the Debenture, and all Transaction Documents.

M.         Survival. The representations and warranties contained herein will survive the Closing and the delivery of the Shares until all Debenture issued to Investor have been converted or redeemed. Neither party will be under any obligation to update or supplement any of its representations or warranties following the Closing due to a change that occurred after the Closing.

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N.           Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the interpretation of the Transaction Documents or any amendments hereto. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. All currency references in any Transaction Document are to U.S. dollars.

O.           Further Assurances. Each party will take all further actions and execute all further documents as may be reasonably necessary to implement the provisions and carry out the intent of this Agreement fully and effectively.

P.           Execution. This Agreement may be executed in two or more counterparts, all of which when taken together will be considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by portable document format, facsimile or electronic transmission, such signature will create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

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Q.           Entire Agreement. This Agreement, including the Exhibits hereto, which are hereby incorporated herein by reference, contains the entire agreement and understanding of the parties, and supersedes all prior and contemporaneous agreements, term sheets, letters, discussions, communications and understandings, both oral and written, which the parties acknowledge have been merged into this Agreement. No party, representative, advisor, attorney or agent has relied upon any collateral contract, agreement, assurance, promise, understanding, statement or representation not expressly set forth herein. The parties hereby absolutely, unconditionally and irrevocably waive all rights and remedies, at law and in equity, directly or indirectly arising out of or relating to, or which may arise as a result of, any Person’s reliance on any such statement or assurance.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories on the Effective Date.

Company:

IMMUNE PHARMACEUTICALS INC.

By:
Name:
Title:

Investor:

Investor Name

By:
Name:
Title:

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Exhibit 1

Glossary of Defined Terms

“$” means the currency of the United States of America, in which all dollar amounts in the Transaction Documents will be expressed.

“Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Action” has the meaning set forth in Section III.A.4.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Act.

“Agreement” means this Securities Purchase Agreement.

“Capital Increase” has the meaning set forth in Section IV.N.

“Capital Increase Date” has the meaning set forth in Section IV.N.

“Closing” has the meaning set forth in Section II.D.

“Collateral” means all assets of the Company, including without limitation all personal property wherever located, both now owned and hereafter acquired, including, but not limited to, all equipment, fixtures, inventory, goods, documents, general intangibles, accounts, deposit accounts (unless a security interest would render a nontaxable account taxable), receivables, contract rights (including, but not limited to, all of Company’s rights in franchise agreements, license agreements and market development agreements), chattel paper, patents, trademarks and copyrights (and the good will associated with and registrations and licensing of them), instruments, letter of credit rights and investment property, capital stock, partnership, membership and equity interests, of any kind or nature, and all additions and accessions to, all spare and repair parts, special tools, equipment and replacements for, software used in, all returned or repossessed goods the sale of which gave rise to, and all accessions, additions, amendments, modifications, replacements, and substitutions to, of or for the foregoing, and all proceeds, supporting obligations and products of the foregoing, except as set forth in the Disclosure Schedules. All terms which are used in this definition which are defined in the UCC shall have the same meanings herein as such terms are defined in the UCC, unless this Agreement shall otherwise specifically provide. Notwithstanding the foregoing, the Ceplene assets (as such term is defined in the Disclosure Schedules) shall not be deemed to constitute “Collateral” unless the Company has not closed a transaction involving the sale, license, divestment or partnering of the Ceplene assets (a “Ceplene Transaction”) on or before March 31, 2019 (the “Ceplene Transaction Deadline”). For the avoidance of doubt, in the event that a Ceplene Transaction is not closed by the Ceplene Transaction Deadline, the Ceplene assets shall become and be deemed to be “Collateral” hereunder.

“Commission” means the U.S. Securities and Exchange Commission.

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“Common Stock” means the Common Stock of Company and any replacement or substitute thereof, or any share capital into which such Common Stock will have been changed or any share capital resulting from a reclassification of such Common Stock.

“Company” has the meaning set forth in the first paragraph of the Agreement.

“Conversion Shares” includes all shares of Common Stock potentially issuable in relation to the Debenture, including Common Stock that must be issued upon conversion of the Debenture, and Common Stock that must or may be issued in payment of any Interest or Conversion Premium (as defined in the Debenture).

“Debenture” means the Senior Secured Subordinated Debenture issued by Company, in the form attached as Exhibit 2.

“Disclosure Schedules” means the disclosure schedules of Company delivered concurrently herewith. The Disclosure Schedules will contain no material non-public information.

“DTC” means The Depository Trust Company, or any successor performing substantially the same function for Company.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Effective Date” has the meaning set forth in the first paragraph of the Agreement.

“Equity Conditions” has the meaning set forth in the Debenture.

“GAAP” means U.S. generally accepted accounting principles applied on a consistent basis during the periods involved.

“Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $250,000, other than trade accounts payable incurred in the ordinary course of business, (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in Company’s balance sheet, or the notes thereto, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $250,000 due under leases required to be capitalized in accordance with GAAP.

“Intellectual Property Rights” has the meaning set forth in Section III.B.11.

“Investor” has the meaning set forth in the first paragraph of the Agreement.

“Legal Opinion” means an opinion from Company’s legal counsel, in the form attached as Exhibit 4.

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“Liens” means a lien, charge, security interest or encumbrance in excess of $250,000, or a right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” includes any material adverse effect on (a) the legality, validity or enforceability of any Transaction Document, (b) the results of operations, assets, business, or financial condition of Company and the Subsidiaries, taken as a whole, which is not disclosed in the Public Reports prior to the Effective Date, (c) Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document, or (d) the sale, issuance, registration, listing, resale and trading on the Trading Market of the Conversion Shares.

“Material Permits” has the meaning set forth in Section III.B.9.

“Obligations” include the full and punctual observance and performance of all present and future duties, covenants, and responsibilities due to Investor by Company under this Agreement, the Debenture and the other Transaction Documents, including without limitation all present and future obligations and liabilities of Company for the payment of money (extending to all principal amounts, interest, late charges, fees, and all other charges and sums, as well as all costs and expenses payable by Company).

“Officer’s Certificate” means a certificate executed by an authorized officer of Company, in the form attached as Exhibit 5.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government, or an agency or subdivision thereof, or other entity of any kind.

“Prospectus” means the final prospectus filed for the Registration Statement.

“Prospectus Supplement” means the supplement to the Prospectus complying with Rule 424(b) of the Securities Act that is filed with the Commission and delivered by the Company to Investor.

“Proxy Statement” has the meaning set forth in Section IV.N. “Public Reports” which includes all reports filed by Company under the Act or the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two full fiscal years preceding the Effective Date and thereafter.

“Purchase Amount” has the meaning set forth in Section II.A.1.

“Receivables" include all accounts receivable and all rights to the payment of a monetary obligation, whether or not earned by performance, and whether evidenced by an account, chattel paper, instrument, general intangible, or otherwise.

“Registration Statement” includes a then valid, current and effective Registration Statement registering all Conversion Shares for resale, including the prospectus therein, amendments and supplements to such Registration Statement or prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement, and any information contained or incorporated by reference in a prospectus filed with the Commission in connection with the Registration Statement, to the extent such information is deemed under the Act to be part of any registration statement.

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“Regulation D” means Regulation D under the Securities Act and the rules promulgated by the Commission thereunder.

“Regulation S” means Regulation S under the Securities Act and the rules promulgated by the Commission thereunder.

“Secretary’s Certificate” means a certificate, in the form attached as Exhibit 6, signed by the secretary of Company.

“Shares” include the Conversion Shares and the Warrant Shares.

“Securities” include the Debenture, the Warrant, the Conversion Shares and the Warrant Shares.

“Short Sale” means a “short sale” as defined in Rule 200 of Regulation SHO of the Exchange Act.

“Stockholders Meeting” has the meaning set forth in Section IV.N.

“Subsidiary” means any Person owned or controlled by the Company, or in which Company, directly or indirectly, owns a majority of the capital stock or similar interest that would be disclosable pursuant to Regulation S-K, Item 601(b) (21).

“Trading Day” means any day on which the Common Stock is traded on the Trading Market; provided that it will not include any day on which the Common Stock is (a) scheduled to trade for less than 5 hours, or (b) suspended from trading.

“Trading Market” has the meaning set forth in the Debenture.

“Transaction Documents” means this Agreement, the other agreements, certificates and documents referenced herein or the form of which is attached hereto, and the exhibits, schedules and appendices hereto and thereto.

“Transfer Agent” means the transfer agent for Company.

“Transfer Agent Instructions” means a letter agreement executed by Company, its current transfer agent, and any successor transfer agent for the Common Stock, in the form attached as Exhibit 3.

“U.S. Person” has the meaning set forth in Regulation S promulgated under the Act.

“UCC” means the Uniform Commercial Code as adopted and applied in any applicable jurisdiction, including without limitation Company’s jurisdiction of formation.

“Waiver Agreements” means the Waiver and Amendment Agreements, dated October 5, 2018, by and between Company and the required number of holders of Company’s Original Issuance Discount Debentures.

“Warrant” means the Common Stock Purchase Warrant issued by Company, in the form attached hereto as Exhibit 7.

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Exhibit 2

Debenture

NEITHER THE ISSUANCE NOR SALE OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

IMMUNE PHARMACEUTICALS INC.

SENIOR SECURED REDEEMABLE CONVERTIBLE DEBENTURE

I.           Terms of Debenture.

A.           Designation and Amount. This Senior Secured Redeemable Convertible Debenture (“Debenture”) is issued and delivered to the holder of this Debenture (each, a “Holder” and collectively, the “Holders”) by Immune Pharmaceuticals Inc., a Delaware corporation (“Corporation”), in the face value of $5,500,000.00 (“Face Value”) on October 9, 2018 (“Issuance Date”). The Corporation will pay the Face Value to Investor in full on the Maturity Date.

B.           Reserved.

C.           Interest.

1.           Commencing on the Issuance Date, this Debenture will accrue compound interest (“Interest”) at a rate equal to 10.0% per annum, subject to adjustment as provided in this Debenture (“Interest Rate”), of the Face Value. The Interest Rate will retroactively increase to 20% upon the occurrence of any Trigger Event. Interest will be payable with respect to any portion of the Face Value of the Debenture upon any of the following: (a) upon redemption of the Debenture in accordance with Section I.F; (b) upon conversion of all or any portion of the Debenture in accordance with Section I.G, only with respect to that portion which is converted; (c) when, as and if otherwise declared by the board of directors of the Corporation; and (d) the Interest Maturity Date. The Interest Rate used for calculation of the Liquidation Value, Early Redemption Price and Accrual, as applicable, and the amount of Interest owed will be calculated and determined based upon the Measuring Metric at close of the Trading Market immediately prior to the Notice Time.

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2.           Interest, as well as any applicable Liquidation Value and Conversion Premium payable hereunder, will be paid: (a) provided no Trigger Event has occurred, in the Corporation’s sole and absolute discretion, immediately in cash; or (b) following the occurrence of a Trigger Event, or if Corporation does not for any reason whatsoever timely notify and pay Holder as provided in Section I.G.1.c below, in shares of Common Stock valued at a price per share (“Market Price”) equal to: (i) if there has never been a Trigger Event, (A) 90.0% of the average of the 5 lowest individual daily volume weighted average prices during the applicable Measurement Period, which may be non-consecutive, less $0.01 per share of Common Stock, not to exceed (B) 95% of the average of the 3 lowest sale prices on the last day of such Measurement Period, less $0.01 per share of Common Stock; or (ii) following any Trigger Event, (A) 80.0% of the average of the 3 lowest sale prices during any Measurement Period for any conversion by Holder, less $0.02 per share of Common Stock. In no event will the Market Price be below the par value per share. All amounts that are required or permitted to be paid in cash pursuant to this Debenture will be paid by wire transfer of immediately available funds to an account designated by Holder.

3.           So long as any portion of this Debenture is outstanding, the Company will not repurchase shares of Common Stock other than as payment of the exercise or conversion price of a convertible security or payment of withholding tax, and no dividends or other distributions will be paid, declared or set apart with respect to any Common Stock, except for Purchase Rights.

D.           Protective Provision.

1.           So long as any portion of this Debenture is outstanding, the Corporation will not, without written approval of the Holders of a majority of the Debenture then outstanding, alter or amend this Debenture.

2.           A “Deemed Liquidation Event” will mean: (a) a merger or consolidation in which the Corporation is a constituent party or a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of the surviving or resulting corporation or if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; (b) Corporation issues securities that are senior to the Debenture in any respect, (c) Holder does not receive the number of Conversion Shares stated in a Conversion Notice with 5 Trading Days of the Notice Time; (d) trading of the Common Stock is halted or suspended by the Trading Market or any U.S. governmental agency for 5 or more consecutive trading days; or (e) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries A Deemed Liquidation Event does not include the disposition by the Corporation of its Ceplene assets and all related liabilities to a third party.

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3.           The Corporation will not have the power to close or effect a voluntary Deemed Liquidation Event unless the agreement or plan of merger or consolidation for such transaction provides that the consideration payable to the stockholders of the Corporation will be allocated among the holders of capital stock of the Corporation in accordance with Section I.E, and the required amount is paid to Holder prior to or upon closing, effectuation, or occurrence of the Deemed Liquidation Event.

E.           Liquidation.

1.           Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Corporation, prior to any distribution or payment made to any other creditors or the holders of any Preferred Stock or Common Stock by reason of their ownership thereof, the Holders of this Debenture will be entitled to be paid out of the assets of the Corporation available for distribution to its creditors an amount with respect to the then outstanding Face Value, plus an amount equal to any accrued but unpaid Interest thereon (collectively with the Face Value, the “Liquidation Value”). If, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the amounts payable with respect to the Debenture are not paid in full, the Holders will share equally and ratably in any distribution of assets of the Corporation in proportion to the liquidation preference and an amount equal to all accumulated and unpaid Interest, if any, to which each such Holder is entitled.

2.           If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation will be insufficient to make payment in full to all Holders, then the assets distributable to the Holders will be distributed among the Holders at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

F.           Redemption.

1.           Corporation’s Redemption Option. On the Interest Maturity Date, the Corporation may redeem paying Holder in cash an amount per share equal to 100% of the Liquidation Value for the shares redeemed.

2.           Early Redemption. Prior to the Interest Maturity Date, provided that no Trigger Event has occurred, the Corporation will have the right at any time upon 30 Trading Days’ prior written notice, in its sole and absolute discretion, to redeem all or any portion of the Debenture then outstanding by paying Holder in cash by wire transfer of immediately available funds an amount (the “Early Redemption Price”) equal to the sum of the following: (a) 100% of the Face Value, plus (b) the Conversion Premium, minus (c) any Interest that has been paid, with respect to that portion of the Debenture that is redeemed.

3.           Full Redemption. Prior to the Interest Maturity Date, provided that no Trigger Event has occurred, the Corporation will have the right at any time, in its sole and absolute discretion, to redeem all, but not less than all, of the Debenture then outstanding by paying Holder in cash by wire transfer of immediately available funds an amount equal to 125% of the Face Value, with no Conversion Premium.

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4.           Credit Risk Adjustment.

a.           The Interest Rate will adjust downward by an amount equal to the Spread Adjustment for each amount, if any, equal to the Adjustment Factor that the Measuring Metric rises above the Maximum Triggering Level.

b.           The Interest Rate will adjust upward by an amount equal to the Spread Adjustment for each amount, if any, equal to the Adjustment Factor that the Measuring Metric falls starting at the Minimum Triggering Level.

c.           The adjusted Interest Rate used for calculation of the Liquidation Value, Conversion Premium, Early Redemption Price or Interest, as applicable, will be determined based upon the volume weighted average price of the Common Stock for the Trading Day prior to the Notice Date.

4.           Mandatory Redemption. If the Corporation determines to liquidate, dissolve or wind-up its business and affairs, or effect any Deemed Liquidation Event, the Corporation will, within three Trading Days of such determination and prior to effectuating any such action, redeem this Debenture for cash, by wire transfer of immediately available funds to an account designated by Holder, at the Early Redemption Price set forth in Section I.F.2 if the event is prior to the Interest Maturity Date, or at the Liquidation Value if the event is on or after the Interest Maturity Date.

5.           Mechanics of Redemption. In order to redeem any portion of this Debenture then outstanding, 30 Trading Days prior to payment the Corporation must deliver written notice (each, a “Redemption Notice”) to Holder setting forth (a) the Face Amount the Corporation is redeeming, (b) the applicable Interest Rate, Liquidation Value and Early Redemption Price, and (c) the calculation of the amount paid. Upon receipt of full payment in cash for the entire Debenture, each Holder will promptly submit to the Corporation such Holder’s Debenture. For the avoidance of doubt, the delivery of a Redemption Notice shall not affect Holder’s rights under Section I.G until after receipt of cash payment by Holder.

G.           Conversion.

1.           Mechanics of Conversion.

a.           All or any portion of the Face Amount of the Debenture may be converted, in part or in whole, into shares of Common Stock, at any time or times after the Issuance Date, in the sole and absolute discretion of Holder or, subject to the terms and conditions hereof, the Corporation; (i) if at the option of Holder, by delivery of one or more written notices to the Corporation or its transfer agent (each, a “Holder Conversion Notice”), of the Holder’s election to convert any or all of the Debenture or (ii) if at the option of the Corporation, if the Equity Conditions are met, delivery of written notice to Holder (each, a “Corporation Conversion Notice” and, with the Holder Conversion Notice, each a “Conversion Notice”), of the Corporation’s election to convert all of any portion of the Debenture.

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b.           Each Delivery Notice (as defined below) will set forth the amount of Face Value of Debenture being converted, the Liquidation Value and the minimum number of Conversion Shares and the amount of Interest and any applicable Conversion Premium due as of the time the Delivery Notice is given (the “Notice Time”), and the calculation thereof.

c.           Notwithstanding Section I.G.1.d, if the Corporation pays in cash no later than close of the 2nd Trading Day after the Notice Date, time being of the essence, the full amount of Dividends and Conversion Premium due as of the Notice Date, no further amount will be due with respect to Dividends and Conversion Premium for the shares in the Conversion Notice.

d.           As soon as practicable, and in any event within 1 Trading Day after the Notice Date, time being of the essence, the Corporation will do all of the following: (i) transmit the Delivery Notice by facsimile or electronic mail to the Corporation’s transfer agent (the “Transfer Agent”), copying Holder, with instructions to immediately comply with the Delivery Notice and deliver the number of Conversion Shares stated in the Delivery Notice forthwith; (ii) either (A) if the Corporation is approved through The Depository Trust Corporation (“DTC”), authorize and instruct the credit by the Transfer Agent of the number of Conversion Shares set forth in the Delivery Notice, to Holder’s or its designee’s balance account with the DTC Fast Automated Securities Transfer (FAST) Program, through its Deposit/Withdrawal at Custodian (DWAC) system, or (B) only if the Corporation is not approved through DTC, issue and surrender to a common carrier for overnight delivery to the address as specified in the Delivery Notice a certificate bearing no restrictive legend, registered in the name of Holder or its designee, for the number of Conversion Shares set forth in the Delivery Notice; and (iii) if it contends that the Delivery Notice is in any way incorrect, so notify Holder and provide a thorough written explanation and its own calculation, or the Delivery Notice and the calculations therein will conclusively be deemed correct for all purposes. The Corporation will at all times diligently take or cause to be taken all actions necessary to cause the Conversion Shares to be issued forthwith. If the Conversion Shares are not registered for resale, Investor will provide a legal opinion that they are exempt from registration. Under no circumstances will the Corporation issue a share certificate bearing a restrictive legend.

e.           If during or at the end of the Measurement Period the Holder is entitled to receive additional Conversion Shares with regard to an Initial Notice, Holder may at any time deliver one or more additional written notices to the Corporation or its transfer agent (each, an “Additional Notice” and with the Initial Notice, each a “Delivery Notice”) setting forth the additional number of Conversion Shares to be delivered, and the calculation thereof.

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f.            If the Corporation for any reason does not issue or cause to be issued to the Holder within 2 Trading Days (T+2) after the date of a Delivery Notice, the number of Conversion Shares stated in the Delivery Notice, then, in addition to all other remedies available to the Holder, as liquidated damages and not as a penalty, the Corporation will pay in cash to the Holder on each day after such 2nd Trading Day that the issuance of such Conversion Shares is not timely effected an amount equal to 2% of the product of (i) the aggregate number of Conversion Shares not issued to the Holder on a timely basis and to which the Holder is entitled and (ii) the highest Closing Price of the Common Stock between the date on which the Corporation should have issued such shares to the Holder and the actual date of receipt of Conversion Shares by Holder. It is intended that the foregoing will serve to reasonably compensate Holder for any delay in delivery of Conversion Shares, and not as punishment for any breach by the Corporation. The Corporation acknowledges that the actual damages likely to result from delay in delivery are difficult to estimate and would be difficult for Holder to prove.

g.           Notwithstanding any other provision: all of the requirements of Section I.F and this Section I.G are each independent covenants; the Corporation’s obligations to issue and deliver Conversion Shares upon any Delivery Notice are absolute, unconditional and irrevocable; any breach or alleged breach of any representation or agreement, or any violation or alleged violation of any law or regulation, by any party or any other person will not excuse full and timely performance of any of the Corporation’s obligations under these sections; and under no circumstances may the Corporation seek or obtain any temporary, interim or preliminary injunctive or equitable relief to prevent or interfere with any issuance of Conversion Shares to Holder.

h.           Company acknowledges and agrees that monetary damages would be difficult to quantify and prove, and that Holder would not have an adequate remedy at law for any failure to fully perform under this Section G. If for any reason whatsoever Holder does not timely receive the number of Conversion Shares stated in any Delivery Notice, Holder will be entitled to a compulsory remedy of immediate specific performance, temporary, interim and, preliminary and final injunctive relief requiring Corporation and its transfer agent, attorneys, officers and directors to immediately issue and deliver the number of Conversion Shares stated by Holder, which requirement will not be stayed for any reason, without the necessity of posting any bond, and which Corporation may not seek to stay or appeal.

i.            No fractional shares of Common Stock are to be issued upon conversion of this Debenture, but rather the Corporation will round up to the nearest full share. The Holder will not be required to deliver the original of this Debenture in order to effect a conversion hereunder. The Corporation will pay any and all taxes which may be payable with respect to the issuance and delivery of any Conversion Shares.

2.           Holder Conversion. In the event of a conversion of any portion of this Debenture pursuant to a Holder Conversion Notice, the Corporation will (a) satisfy the payment of Interest and Conversion Premium as provided in Section I.C.2, and (b) issue to the Holder of this Debenture a number of Conversion Shares equal to the Face Value divided by the applicable Conversion Price with respect to the amount of Debenture converted; all in accordance with the procedures set forth in Section I.G.1.

3.           Corporation Conversion. The Corporation will have the right to send the Holder a Corporation Conversion Notice at any time in its sole and absolute discretion, if the Equity Conditions are met as of the time such Corporation Conversion Notice is given. Upon any conversion of any portion of this Debenture pursuant to a Corporation Conversion Notice, the Corporation will on the date of such notice (a) satisfy the payment of Interest and Conversion Premium as provided in Section I.C.2, and (b) issue to the Holder of this Debenture a number of Conversion Shares equal to the Face Value divided by the applicable Conversion Price with respect to the amount of Debenture converted; all in accordance with the procedures set forth in Section I.G.1.

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4.           Stock Splits. If the Corporation at any time on or after the issuance of this Debenture subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the applicable Conversion Price, Adjustment Factor, Maximum Triggering Level, Minimum Triggering Level, and other share based metrics in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock issuable will be proportionately increased. If the Corporation at any time on or after such Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the applicable Conversion Price, Adjustment Factor, Maximum Triggering Level, Minimum Triggering Level, and other share based metrics in effect immediately prior to such combination will be proportionately increased and the number of Conversion Shares will be proportionately decreased. Any adjustment under this Section will become effective at the close of business on the date the subdivision or combination becomes effective.

5.           Rights. In addition to any other adjustments, if at any time the Corporation grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which Holder could have acquired if Holder had held the number of shares of Common Stock acquirable upon conversion of the entire Debenture held by Holder immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

6.           Definitions. The following terms will have the following meanings:

a.           “Adjustment Factor” means $0.01 per share of Common Stock.

b.           “Closing Price” means, for any security as of any date, the last closing bid price for such security on the Trading Market, or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m., Eastern time, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security, or, if no closing bid price is reported for such security, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).

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c.           “Conversion Premium” for any portion of the Debenture means the Face Value, multiplied by the product of (i) the applicable Interest Rate, and (ii) the number of whole years between the Issuance Date and the Interest Maturity Date.

d.           “Conversion Price” means a price per share of Common Stock equal to $0.075 per share of Common Stock, subject to adjustment as otherwise provided herein.

e.           “Conversion Shares” means all shares of Common Stock that are required to be or may be issued upon conversion of this Debenture.

f.            “Equity Conditions” means on each day during the Measuring Period, (i) the Common Stock is not under chill or freeze from DTC, (ii) the Common Stock is designated for trading on a OTCQB or higher stock market and shall not have been suspended from trading on such market, and delisting or suspension by the Trading Market has not been threatened or pending, either in writing by such market or because Company has fallen below the then effective minimum listing maintenance requirements of such market; (iii) the Corporation has delivered Conversion Shares upon all conversions or redemptions of this Debenture in accordance with their terms to the Holder on a timely basis; (iv) the Corporation will have no knowledge of any fact that would cause both of the following (A) a registration statement not to be effective and available for the resale of all Conversion Shares, and (B) Section 3(a)(9) under the Securities Act of 1933, as amended, not to be available for the issuance of all Conversion Shares, or Securities Act Rule 144 not to be available for the resale of all the Conversion Shares without restriction; (v) there has been a minimum of 5 times the amount of Face Value of the Debenture then being converted in aggregate trading volume in the prior 20 Trading Days; (v) all shares of Common Stock to which Holder is entitled have been timely received into Holder’s designated account in electronic form fully cleared for trading; (vi) the Corporation otherwise shall have been in compliance with and shall not have breached any provision, covenant, representation or warranty of any Transaction Document; and (vii) not more than 3 Trigger Events shall have occurred.

g.           “Interest Maturity Date” means the date that is 5 years after the Issuance Date.

h.           “Measuring Metric” means the volume weighted average price of the Common Stock on any Trading Day following the Issuance Date of the Debenture.

i.            “Measuring Period” means the period beginning on the Issuance Date and ending 3 Trading Days after all applicable Conversion Shares have actually been received into Holder’s designated brokerage account in electronic form and fully cleared for trading; provided that for each day during the Measurement Period on which less than all of the conditions set forth in Section I.G.6.h exist, 1 Trading Day will be added to what otherwise would have been the end of the Measurement Period.

j.            “Maximum Triggering Level” means $0.08 per share of Common Stock.

k.          “Minimum Triggering Level” means $0.07 per share of Common Stock.

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l.            “Securities Purchase Agreement” means the Securities Purchase Agreement or other agreement pursuant to which the Debenture is issued, including all exhibits thereto and all related Transaction Documents as defined therein.

m.           “Spread Adjustment” means 2 percentage points.

n.            “Trading Day” means any day on which the Common Stock is traded on the Trading Market.

o.           “Trading Market” means OTCQB or whatever higher market is at the applicable time, the principal U.S. trading exchange or market for the Common Stock. All Trading Market data will be measured as provided by the appropriate function of the Bloomberg Professional service of Bloomberg Financial Markets or its successor performing similar functions.

7.           Issuance Limitation. Notwithstanding any other provision, at no time may the Corporation issue shares of Common Stock to Holder which, when aggregated with all other shares of Common Stock then deemed beneficially owned by Holder, would result in Holder owning more than 4.99% of all Common Stock outstanding immediately after giving effect to such issuance, as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder; provided, however, that Holder may increase such amount to 9.99% upon not less than 61 days’ prior notice to the Corporation. Corporation and its transfer agent will immediately provide Holder with the then total number of outstanding shares of Common Stock at any time upon request. No provision of this paragraph may be waived by Holder or the Corporation.

8.           Conversion at Maturity. On the Interest Maturity Date, all remaining outstanding Debenture will be automatically converted into shares of Common Stock.

H.           Trigger Event.

1.           Any occurrence of any one or more of the following, at any time and for any reason whatsoever, will constitute a “Trigger Event”:

a.           Holder does not timely receive the number of Conversion Shares stated in any Conversion Notice, time being of the essence;

b.           The issuance of restricted shares if Holder provides a legal opinion that shares may be issued without restrictive legend, or the issuance of a certificate if Holder requests electronic delivery via DTC;

c.           Any violation of or failure to timely perform any covenant or provision of this Debenture, the Securities Purchase Agreement, or any Transaction Document, related to payment of cash, registration, authorization, reservation, issuance or delivery of Conversion Shares, time being of the essence;

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d.           Any violation of or failure to perform any covenant or provision of this Debenture, the Securities Purchase Agreement, or any Transaction Document, which in the case of a default that is curable, is not related to payment of cash, registration, reservation or delivery of Conversion Shares, and has not occurred before, is not cured within 5 Trading Days of written notice thereof;

e.           Any representation or warranty made in the Securities Purchase Agreement or any Transaction Document is untrue or incorrect in any respect as of the date when made or deemed made;

f.            The occurrence of any default or event of default under any material agreement, lease, document or instrument to which the Corporation or any subsidiary is obligated, including without limitation of an aggregate of at least $250,000 of indebtedness, not disclosed in the Disclosure Schedules;

g.           While any Registration Statement is required to be maintained effective, the effectiveness of the Registration Statement lapses for any reason, including, without limitation, the issuance of a stop order, or the Registration Statement, or the prospectus contained therein, is unavailable to Holder sale of all Conversion Shares for any 5 or more Trading Days, which may be non-consecutive;

h.           The suspension from trading or the failure of the Common Stock to be trading or listed on the Trading Market, or failure to meet the requirements for continued listing on the Trading Market;

i.             The Corporation’s notice, written or oral, to Holder, including without limitation, by way of public announcement or through any of its attorneys, agents, or representatives, of its intention not to comply, as required, with a Conversion Notice at any time, including without limitation any objection or instruction to its transfer agent not to comply with any notice from Holder;

j.            Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Corporation or any subsidiary and, if instituted against the Corporation or any subsidiary by a third party, an order for relief is entered or the proceedings are not dismissed within 30 days of their initiation;

k.          The appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, or other similar official of the Corporation or any subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Corporation or any Subsidiary in furtherance of any such action or the taking of any action by any person to commence a foreclosure sale or any other similar action under any applicable law;

l.            A judgment or judgments for the payment of money aggregating in excess of $250,000 are rendered against the Corporation or any of its subsidiaries and are not stayed or satisfied within 30 days of entry;

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m.           The Corporation does not for any reason timely comply with any applicable reporting requirement of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including without limitation timely filing when first due all public reports and filings;

n.           Any regulatory, administrative or enforcement proceeding is initiated against Corporation or any subsidiary (except to the extent an adverse determination would not have a material adverse effect on the Company’s business, properties, assets, financial condition or results of operations or prevent the performance by the Company of any material obligation under the Transaction Documents); or

o.           Any material provision of this Debenture is at any time for any reason, other than pursuant to the express terms thereof, cease to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Corporation or any subsidiary or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Corporation or any subsidiary denies that it has any liability or obligation purported to be created under this Debenture.

p.           The failure of one or more Equity Conditions.

2.           It is intended that all adjustments made following a Trigger Event will serve to reasonably compensate Holder for the change in circumstances, potential consequences and increased risk in light of the occurrence of a Trigger Event, and not as a penalty or punishment for any breach by the Corporation. The Corporation acknowledges that the actual damages likely to result from a Trigger Event are difficult to estimate and would be difficult for Holder to prove.

II.          Miscellaneous.

A.           Notices. Any and all notices to the Corporation will be addressed to the Corporation’s Chief Executive Officer at the Corporation’s principal place of business on file with the Secretary of State of the State of Delaware. Any and all notices or other communications or deliveries to be provided by the Corporation to any Holder hereunder will be in writing and delivered personally, by electronic mail or facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the electronic mail, facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such electronic mail, facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder will be deemed given and effective on the earliest of (1) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail prior to 5:30 p.m. Eastern time, (2) the date after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail later than 5:30 p.m. but prior to 11:59 p.m. Eastern time on such date, (3) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (4) upon actual receipt by the party to whom such notice is required to be given, regardless of how sent.

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B.           Lost or Mutilated Debenture. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered Holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Debenture, and in the case of any such loss, theft or destruction upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the Holder is a financial institution or other institutional investor its own agreement will be satisfactory) or in the case of any such mutilation upon surrender of such certificate, the Corporation will, at its expense, execute and deliver in lieu of such certificate a new certificate of like kind representing the Face Value represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

C.           Headings. The headings contained herein are for convenience only, do not constitute a part of this Debenture and will not be deemed to limit or affect any of the provisions hereof.

IN WITNESS WHEREOF, the undersigned have executed this Debenture on October 9, 2018.

Signed:
Name:
Title:

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Exhibit 3

Transfer Agent Instructions

[Letterhead of Immune Pharmaceuticals Inc.]

October 8, 2018

V Stock Transfer, LLC

18 Lafayette Place

Woodmere, NY 11598

Re:         Immune Pharmaceuticals Inc.

Ladies and Gentlemen:

In accordance with the Securities Purchase Agreement (“Agreement”), dated October 9, 2018, by and between Immune Pharmaceuticals Inc., a Delaware corporation (“Company”), and ____________________ (“Investor”), pursuant to which Company is required to reserve, issue and deliver shares (“Shares”) of Company’s Common Stock (“Common Stock”) upon conversion of the Senior Secured Redeemable Convertible Debenture (“Debenture”) and exercise of the Common Stock Purchase Warrant (“Warrant”) purchased by Investor, this will serve as our irrevocable, absolute and unconditional instruction, authorization and direction to you to: (a) immediately reserve 135,000,000 Shares for issuance to Investor, (b) immediately upon an increase in authorized shares, reserve such additional number of shares as Investor may request, (c) upon receipt of written notice, from either Company or from Investor with a copy to Company, reserve any additional Shares requested to be reserved, (d) provide Investor with the then total outstanding number of shares of Common Stock at any time upon request; and (e) whenever either Company or Investor provides you with a Delivery Notice in the form attached hereto as Appendix I, immediately issue the Shares requested. Capitalized terms used herein without definition will have the respective meanings ascribed to them in the Agreement.

The Shares will remain in the created reserve until the earlier of their issuance or such date as both Investor and Company provide written instructions that the Shares or any part of them may be taken out of the reserve and will no longer be subject to the terms of these instructions.

Upon your receipt of a Delivery Notice from either Company or Investor, you are to immediately process the notice in accordance with your most-expedited rush procedures which will be requested on submission, and use your commercially reasonable best efforts to issue and deliver to Investor forthwith the number of Shares stated in the Delivery Notice, either: (a) only if you receive written notice that the Registration Statement is not effective and neither Company nor Investor provides an opinion of counsel to the effect that the Shares may be issued without restrictive legend, by delivering by overnight carrier to the address specified in the notice a physical certificate bearing a restrictive legend; (b) only if Company is not approved through DTC, and either Company or Investor provides an opinion of counsel to the effect that the Shares may be issued without restrictive legend, by delivering by overnight carrier to the address specified in the notice a physical certificate bearing no restrictive legend; or (c) if Company is DTC eligible and either Company or Investor provides an opinion of counsel to the effect that the Shares may be issued without restrictive legend, by issuing pursuant to the DTC Fast Automated Securities Transfer (FAST) Program and crediting to Investor’s or its designee’s balance account with DTC through its Deposit Withdrawal At Custodian (DWAC) system, and notifying Investor to cause its bank or broker to post the DWAC transaction. You will at all times diligently take or cause to be taken all actions necessary to cause the Shares to be issued immediately.

Company hereby confirms that, unless the Registration Statement is not effective and neither Company nor Investor has provided an opinion of counsel to the effect that the Shares may be issued without restrictive legend, the Shares should not be subject to any stop-transfer restrictions and will otherwise be freely transferable on the books and records of Company, and if the Shares are certificated, the certificates will not bear any legend restricting transfer of the Shares represented thereby, if a legal opinion is provided as set forth in the preceding paragraph.

Company hereby confirms that no instructions other than as contemplated herein will or may be given to you by Company with respect to the Shares. Company may not instruct you to delay or disregard any reserve request or Delivery Notice and you may not do so. You are to comply promptly with any Delivery Notice or share reservation notice received from Investor, notwithstanding any contrary instructions from Company.

Company will not replace you as Company’s transfer agent, until a reputable registered transfer agent has agreed in writing to serve as Company’s transfer agent and to be bound by all terms and conditions of this letter agreement. In the event that you resign as Company’s transfer agent, Company will engage a suitable replacement reputable registered transfer agent that will agree to serve as transfer agent for Company and be bound by the terms and conditions of these irrevocable instructions as soon as practicable and in any event within 2 Trading Days.

Company must keep its bill current with you. If Company is not current and is on suspension, Investor will have the right to pay the amount of your standard fees in order for you to act upon these instructions. If payment for the reservation or issuance is not paid by Company or Investor, you have no obligation to act under instructions until your fees are paid.

Company and you hereby acknowledge and confirm that complying with the terms of these instructions does not and will not prohibit you from satisfying any and all fiduciary responsibilities and duties you may owe to Company.

Company will indemnify you and your officers, directors, principals, partners, advisors, attorneys, agents and representatives, and hold each of them harmless from and against any and all loss, cost, liability, damage, claim or expense (including the reasonable fees and disbursements of attorneys) incurred by or asserted against you or any of them arising out of or in connection with any Delivery Notice or the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder, except that Company will not be liable hereunder as to amounts in respect of which it is finally determined by a court of competent jurisdiction to be due solely to your fraud, willful misconduct or gross negligence. You will be entitled to indemnity and will have no liability to Company in respect of any action taken in compliance with any Delivery Notice or instruction from Investor, notwithstanding any contrary instructions from Company. Accordingly, you shall have no duty or obligation to confirm the accuracy of any calculations or information set forth in any Delivery Notice submitted by the Investor.

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Investor is intended to be and is a third party beneficiary hereof, and no amendment or modification to the instructions set forth herein may be made without the prior written consent of Investor. The above instructions cannot be revoked, cancelled or modified without prior written approval of Investor.

The Board of Directors of Company has approved the foregoing irrevocable instructions and does hereby extend Company’s irrevocable agreement to indemnify your firm for all loss, liability or expense in carrying out the authority and direction herein contained on the terms herein set forth. You have not previously received contrary instructions from Company or its agents, nor are you aware of any facts or circumstances that would make the transaction improper or illegal under applicable laws or regulations.

The terms of this letter shall be governed by the laws of the State of New York without regard to the conflicts of laws principles thereof, and any action arising out of or relating to these instructions will be filed in the U.S. District Court for the Southern District of New York.

IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

IMMUNE PHARMACEUTICALS INC.

By:
Name:
Title:

ACCEPTED AND AGREED:

VSTOCK TRANSFER, LLC

By:
Name:
Title:

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Appendix I

Form of Delivery Notice

DELIVERY NOTICE

Reference is made to the Senior Secured Redeemable Convertible Debenture (“Debenture”) issued by Immune Pharmaceuticals Inc., a Delaware corporation (“Company”) to the Investor named below pursuant to the Securities Purchase Agreement dated October 9, 2018. In accordance with and pursuant to the Debenture, Investor hereby converts that amount of Face Value of the Debenture stated below into shares of Common Stock (“Common Stock”) of Company, as of the date and time first stated below.

Notice Time: XX/XX/20XX, XX:XX x.m. Eastern time

Amount of Face Value of Debenture to be converted: $XXX,000.00

Conversion Price: $0.XX

Number of Conversion Shares to be Issued:

Relevant Interest Rate: X%

Conversion Premium:

Estimated lowest daily VWAPs during Measurement Period, or lowest sales price on last day of Measurement Period: $X.XX

Estimated number of shares of Common Stock to be issued for Conversion Premium: XX,XXX

Estimated number of shares of Common Stock to be issued for Conversion: XX,XXX

Prior Common Stock issuances related to this Delivery Notice: 0

Shares of Common Stock to be issued now, subject to 4.99% issuance limitation: XX,XXX

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Please issue the Common Stock being converted via DWAC in the following name and to the following broker(s), and notify when Company’s transfer agent is ready for broker to initiate DWAC:

Shares:	XX,XXX
Issue to:	INVESTOR NAME
Broker:	BROKER NAME
Address:	BROKER ADDRESS
Account #:	XXX-XXX
DTC#	XXXX
Contact:	NAME AND TELEPHONE

Shares:	XX,XXX
Issue to:	INVESTOR NAME
Broker:	BROKER NAME
Address:	BROKER ADDRESS
Account #:	XXX-XXX
DTC#	XXXX
Contact:	NAME AND TELEPHONE

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Exhibit 4

Form of Legal Opinion

1.          The Company is a corporation validly existing and in good standing under the laws of the state of its incorporation.

2.          The Company has the corporate power to execute, deliver and perform its obligations under the Transaction Documents, to sell and issue the Debenture and the Warrants under the Securities Purchase Agreement and, assuming the Capital Increase has occurred, to issue the Common Stock issuable upon conversion of the Debenture pursuant to the Debenture (the “Conversion Shares”) and the Warrant Shares issuable upon exercise of the Warrant.

3.          The Debenture has been duly executed and delivered by the Company, and upon issuance and delivery in accordance with the terms of the Securities Purchase Agreement, the Debenture will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors’ rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance. Assuming the Capital Increase has occurred, the Conversion Shares issuable upon conversion of the Debenture have been duly authorized and reserved for issuance, and upon issuance and delivery upon conversion thereof in accordance with the terms of the Debenture, will be validly issued, fully paid and nonassessable. Such issuance of the Debenture and the Conversion Shares will not be subject to any statutory preemptive rights of any stockholder of the Company.

4.          The execution and delivery of the Securities Purchase Agreement, the Debenture and other Transaction Documents and the issuance and sale of the Debenture and the Warrant have been duly authorized by all necessary corporate action on the part of the Company, and the Transaction Documents have been duly executed and delivered by the Company.

5.          Each Transaction Document constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors’ rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

6.          The execution and delivery of the Transaction Documents by the Company does not, and the Company’s issuance and sale of the Debenture and the Warrants will not (a) assuming the Capital Increase has occurred, violate the Certificate of Incorporation or the Bylaws, each as in effect on the date hereof, (b) violate in any U.S. federal, New York or Delaware law, rule or regulation that, in our experience, is applicable to transactions of the type contemplated by the Transaction Documents (except that no opinion is given with respect to applicable federal and state securities laws),, or (c) to our knowledge, require the authorization, consent, approval of or other action of, notice to or filing or qualification with, any New York or Delaware state or federal governmental authority, except (i) as have been, or will be prior to the Closing, duly obtained or made, or (ii) any filings which may be required under applicable federal securities, state securities or blue sky laws, as to which no opinion is given,.

7.          The Company is not, and immediately after the consummation of the transactions contemplated by the Transaction Documents will not be, an investment company within the meaning of Investment Company Act of 1940, as amended.

8.          To our knowledge, there is no claim, action, suit, proceeding, arbitration, investigation or inquiry, pending or threatened, before any court or governmental or administrative body or agency, or any private arbitration tribunal, against the Company that challenges the validity or enforceability of, or seeks to enjoin the performance of, the Transaction Documents.

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Exhibit 5

Form of Officer’s Certificate

IMMUNE PHARMACEUTICALS INC.

October 9, 2018

The undersigned hereby certifies that:

The undersigned is the duly appointed Interim Chief Executive Officer of Immune Pharmaceuticals Inc., a Delaware corporation (“Company”).

This Officer’s Certificate (“Certificate”) is being delivered to ____________________ (“Investor”), by Company, to fulfill the requirement under the Securities Purchase Agreement, dated October 9, 2018, between Investor and Company (“Agreement”). Terms used and not defined in this Certificate have the meanings set forth in the Agreement.

The representations and warranties of Company set forth in the Agreement are true and correct in all material respects as if made on the above date (except for any representations and warranties that are expressly made as of a particular date, in which case such representations and warranties will be true and correct as of such particular date), and no default has occurred under the Agreement, or any other agreement with Investor or any Affiliate of Investor.

Company is not, and will not be as a result of the Closing, in default of the Agreement or any other agreement with Investor or any Affiliate of Investor.

All of the conditions to the Closing required to be satisfied by Company prior to the Closing have been satisfied in their entirety.

IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate as of the date set forth above.

Signed:
Name:
Title:

Exhibit 6

Form of Secretary’s Certificate

October 9, 2018

The undersigned hereby certifies that:

The undersigned is the duly appointed Secretary of Immune Pharmaceuticals Inc., a Delaware corporation (the “Company”).

This Secretary’s Certificate (“Certificate”) is being delivered to ____________________ (“Investor”), by Company, to fulfill the requirement under the Securities Purchase Agreement, dated October 9, 2018, between Investor and Company (“Agreement”). Terms used and not defined in this Certificate have the meanings set forth in the Agreement.

Attached hereto as Exhibit “A” is a true, correct and complete copy of the Certificate of Incorporation of Company, as in effect on the Effective Date.

Attached hereto as Exhibit “B” is a true, correct and complete copy of the Bylaws of Company, as in effect on the Effective Date.

Attached hereto as Exhibit “C” is a true, correct and complete copy of the resolutions of the Board of Directors of Company authorizing the Agreement, the Debenture, the Conversion Shares, the other Transaction Documents, and the transactions contemplated thereby. Such resolutions have not been amended or rescinded and remain in full force and effect as of the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Secretary’s Certificate as of the date set forth above.

Signed:
Name:
Title:

Exhibit 7

Warrant

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

COMMON STOCK PURCHASE WARRANT

IMMUNE PHARMACEUTICALS INC.

Warrant Shares: 50,000,000	Issuance Date: October 9, 2018

THIS COMMON STOCK PURCHASE WARRANT (this “Warrant”) certifies that, for value received, __________________ or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Issuance Date and on or prior to the close of business on the 3-year anniversary of the Issuance Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from Immune Pharmaceuticals Inc., a Delaware corporation (the “Company”), up to the number of Warrant Shares of Common Stock stated above. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1.          Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated October 9, 2018, among the Company and the purchasers signatory thereto.

For purposes of this Warrant, the following terms shall have the following meanings:

a)       “Approved Stock Plan” means any employee benefit plan which has been approved by a majority of the disinterested members of the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, officer or director for services provided to the Company.

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b)       “Black Scholes Value” means the value of the unexercised portion of this Warrant remaining on the date of the Holder’s request pursuant to Section 3(i), which value is calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the greater of (1) the highest Closing Sale Price of the Common Stock during the period beginning on the Trading Day immediately preceding the announcement of the applicable Fundamental Transaction (or the consummation of the applicable Fundamental Transaction, if earlier) and ending on the Trading Day of the Holder’s request pursuant to Section 3(i) and (2) the sum of the price per share being offered in cash in the applicable Fundamental Transaction (if any) plus the value of the non-cash consideration being offered in the applicable Fundamental Transaction (if any), (ii) a strike price equal to the Exercise Price in effect on the date of the Holder’s request pursuant to Section 3(i), (iii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the greater of (1) the remaining term of this Warrant as of the date of the Holder’s request pursuant to Section 3(i) and (2) the remaining term of this Warrant as of the date of consummation of the applicable Fundamental Transaction or as of the date of the Holder’s request pursuant to Section 3(i) if such request is prior to the date of the consummation of the applicable Fundamental Transaction, (iv) a zero cost of borrow and (v) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the “HVT” function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the earliest to occur of (A) the public disclosure of the applicable Fundamental Transaction, (B) the consummation of the applicable Fundamental Transaction and (C) the date on which the Holder first became aware of the applicable Fundamental Transaction.

c)       “Bloomberg” means Bloomberg, L.P.

d)       “Closing Price” means the closing price of the Company’s Common Stock as reported by the Company’s Principal Market.

e)       “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

f)         “Eligible Market” means The New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the OTCQB or the OTCQX.

g)       “Excluded Securities” means the Conversion Shares, the Warrant Shares, and any shares of Common Stock issued or issuable, or deemed issued or issuable pursuant to Section 2(a): (i) in connection with any Approved Stock Plan, (ii), upon conversion, exercise or exchange of any Options or Convertible Securities which are outstanding on the day immediately preceding the Effective Date; provided, that the terms of such Options or Convertible Securities are not amended or modified after the Effective Date, and (iv) securities issued pursuant to acquisitions (whether by merger, consolidation, purchase of equity, purchase of assets, reorganization or otherwise), mergers, consolidations, reorganizations or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business complementary with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

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h)       “Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) a third party and as a result thereof which the stockholders of the Company immediately prior to such transaction do not own at least 50% of the aggregate voting power represented by issued and outstanding shares of Common Stock of the Company or the Successor Entity (if other than the Company), or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to a third party, or (iii) a third party acquires or otherwise becomes the beneficial owner (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the aggregate voting power represented by issued and outstanding shares of Common Stock of the Company, or (iv) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any third party to be or become the beneficial owner (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of at least 50% of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock.

i)         “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

j)         “Trading Day” means, as applicable, (x) with respect to all price or trading volume determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which the New York Stock Exchange (or any successor thereto) is open for trading of securities.

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k)        “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin Board of Directors for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported by the Principal Market. If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 5(p). All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

Section 2.          Exercise.

a)       Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy (or e-mail attachment) of a notice of exercise in the form annexed hereto as Exhibit A (a “Notice of Exercise”) and within three (3) Trading Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank or, if available, pursuant to the cashless exercise procedure specified in Section 2(c) below. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Trading Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b)       Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be equal to $0.10, subject to adjustment hereunder (the “Exercise Price”).

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c)       Cashless Exercise. If, at any time after the six (6) month anniversary of the Closing Date, there is no effective Registration Statement registering the resale of the Warrant Shares by the Holder, this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)	=	the VWAP on the Trading Day immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Notice of Exercise;

(B)	=	the Exercise Price of this Warrant, as adjusted hereunder; and

(X)	=	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the registered characteristics of the Warrant being exercised, and the holding period of the Warrants being exercised may be tacked on to the holding period of the Warrant Shares. The Company agrees not to take any position contrary to this Section 2(c).

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c) (except, that to the extent such exercise would violate Section 2(e) below, the aggregate number of Warrant Shares issuable upon exercise in full of this Warrant via a cashless exercise shall be automatically exchanged into a right to receive such aggregate number of Warrant Shares, subject to a restriction on exercise in the form of Section 2(e) below).

d)          Mechanics of Exercise.

i.            Delivery of Warrant Shares Upon Exercise. Within the later of (x) one (1) Trading Day of receiving a Notice of Exercise if a cashless exercise or (y) one (1) Trading Day of receipt of payment if exercised for cash, the Company shall have provided instructions to the Transfer Agent for the issuance of the Warrant Shares. Warrant Shares purchased hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s prime broker or its designee’s balance account with the DTC through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder pursuant to Rule 144, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is two (2) Trading Days after the later of (A) the delivery to the Company of the Notice of Exercise and (B) payment of the aggregate Exercise Price as set forth above (unless by cashless exercise, if permitted) (such date, the “Warrant Share Delivery Date”). The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(vi) prior to the issuance of such shares, having been paid. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise.

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ii.           Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii.          Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv.          Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date (a “Delivery Failure”), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

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v.           No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi.          Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form, attached hereto as Exhibit B, duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii.         Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

viii.        Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the number of Warrant Shares to be issued pursuant to the terms hereof, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 5(p).

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e)         Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the 1934 Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the SEC, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two (2) Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), but not in excess of 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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Section 3.          Certain Adjustments.

a)         Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant or any dividends issued by the Company in connection with the Preferred Shares), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)         Subsequent Equity Sales. If and whenever on or after the Closing Date, the Company issues or sells, or in accordance with this Section 3 is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Excluded Securities issued or sold or deemed to have been issued or sold) for a consideration per share (the “Base Share Price”) less than a price equal to the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale (such Exercise Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the Base Share Price. For all purposes of the foregoing (including, without limitation, determining the adjusted Exercise Price and the Base Share Price under this Section 3(b)), the following shall be applicable:

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i.            Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 3(b)(i), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof and (y) the lowest exercise price set forth in such Option for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other Person) upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or otherwise pursuant to the terms of or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

ii.           Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 3(b)(ii), the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security or otherwise pursuant to the terms thereof and (y) the lowest conversion price set forth in such Convertible Security for which one share of Common Stock is issuable upon conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person) upon the issuance or sale of such Convertible Security plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Convertible Security (or any other Person). Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities or otherwise pursuant to the terms thereof, and if any such issuance or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 3(b), except as contemplated below, no further adjustment of the Exercise Price shall be made by reason of such issuance or sale.

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iii.          Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time (other than proportional changes in conversion or exercise prices, as applicable, in connection with an event referred to in Section 3(a)), the Exercise Price in effect at the time of such increase or decrease shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 3(b)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Closing Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 3(b) shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

iv.          Calculation of Consideration Received. If any Option is issued in connection with the issuance or sale of any other securities of the Company together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Options will be deemed to have been issued for a consideration of the Black Scholes Value of such security and the other securities issued or sold in such integrated transaction shall be deemed to have been issued or sold for the difference of (I) the aggregate consideration received by the Company less any consideration paid or payable by the Company pursuant to the terms of such other securities of the Company, less (II) the Black Scholes Value of such security. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount of consideration received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the arithmetic average of the VWAPs of such security for each of the five (5) Trading Days immediately preceding the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities. The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error. The fees and expenses of such appraiser shall be borne by the Company.

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v.           Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

vi.          For avoidance of doubt, no adjustments shall be made under this Section 2(b) or Section 2(d) upon the issuance sale of (or deemed issuance or sale of) any Excluded Securities.

c)       Other Events. In the event that the Company (or any Subsidiary) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect the Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 3 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s board of directors shall in good faith determine and implement an appropriate adjustment in the Exercise Price so as to protect the rights of the Holder, provided that no such adjustment pursuant to this Section 3(c) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 3, provided further that if the Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Company’s board of directors and the Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding absent manifest error. The fees and expenses of such investment bank shall be borne by the Company.

d)       Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant, with the prior written consent of the Holder, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.

e)       Notice; Variable Rate Transactions. The Company shall notify the Holder, in writing, no later than the Trading Day following the issuance or deemed issuance of any Common Stock or Common Stock Equivalents subject to Section 3(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to Section 3(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise. If the Company enters into a variable rate transaction, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised.

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f)         Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

g)       Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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h)       Fundamental Transaction. If, at any time while this Warrant is outstanding, the Company effects a Fundamental Transaction, then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, at the request of the Holder delivered at any time commencing on the earliest to occur of (x) the public disclosure of any Fundamental Transaction, (y) the consummation of any Fundamental Transaction and (z) the Holder first becoming aware of any Fundamental Transaction through the date that is ninety (90) days after the public disclosure of the consummation of such Fundamental Transaction by the Company pursuant to a Current Report on Form 8-K filed with the SEC, the Company or the Successor Entity (as the case may be) shall purchase this Warrant from the Holder on the date of such request by paying to the Holder cash in an amount equal to the Black Scholes Value. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(h) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

i)         Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

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j)           Notice to Holder.

i.            Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii.         Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, or (F) the Company enters into an agreement with respect to a Fundamental Transaction, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the SEC pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4.          Warrant Register.

a)          New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

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b)          Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

c)          Transfer Restrictions. This Warrant may not be offered for sale, sold, transferred or assigned by Holder.

d)          Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5.          Miscellaneous.

a)      No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3.

b)      Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c)      Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then, such action may be taken or such right may be exercised on the next succeeding Trading Day.

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d)       Authorized Shares.

i.            From and after the Capital Event Increase Date, Company covenants that, during the remainder of the period this Warrant or any portion hereof is outstanding, it will reserve from its authorized and unissued Common Stock, solely for the purpose of the exercise of this Warrant, no less than 500% of such aggregate maximum number of Warrant Shares then issuable upon the exercise of this Warrant (the “Required Reserve Amount”). The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

ii.           If, notwithstanding Section 5(d)(i) and not in limitation thereof, while this Warrant remain outstanding, the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for all the Warrants then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its reasonable best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal. In the event that the Company is prohibited from issuing shares of Common Stock upon an exercise of this Warrant due to the failure by the Company to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorization Failure Shares”), in lieu of delivering such Authorization Failure Shares to the Holder, the Company shall pay cash in exchange for the cancellation of such portion of this Warrant exercisable into such Authorized Failure Shares at a price equal to the sum of (i) the product of (x) such number of Authorization Failure Shares and (y) the greatest Closing Sale Price (as defined in the Certificate of Designations) of the Common Stock on any Trading Day during the period commencing on the date the Holder delivers the applicable Notice of Exercise with respect to such Authorization Failure Shares to the Company and ending on the date of such issuance and payment under this Section 5(d); and (ii) to the extent the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Authorization Failure Shares, any brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurred in connection therewith. In lieu of holding a meeting of stockholders, the Company may take such action by consent of its stockholders by the above date in compliance with the 1934 Act.

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iii.          Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

iv.          Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e)       Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

f)        Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g)       Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h)       Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

i)         Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

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j)         Remedies. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief or ensuring performance of any obligation herein or preventing a breach of any obligation herein), and nothing herein shall limit the right of the Holder to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Warrant. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, exercises and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to specific performance and an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Warrant. The issuance of shares and certificates for shares as contemplated hereby upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder or its agent on its behalf. If (a) this Warrant is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the holder otherwise takes action to collect amounts due under this Warrant or to enforce the provisions of this Warrant or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Warrant, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements.

k)       Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

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l)         Amendment. This Warrant (other than Section 2(e)) may be modified or amended or the provisions hereof waived with the written consent of the Company and the Majority Holders. The Holder shall be entitled, at its option, to the benefit of any amendment, modification or waiver of (i) any other similar warrant issued under the Purchase Agreement or (ii) any other similar warrant. No consideration (other than reimbursement of legal fees) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

m)       Severability. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

n)       Headings. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant. Terms used in this Warrant but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Closing Date in such other Transaction Documents unless otherwise consented to in writing by the Holder.

o)       Governing Law. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Company at the address set forth on its signature page to the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder.

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p)       DISPUTE RESOLUTION

i.            Submission to Dispute Resolution.

(A)         In the case of a dispute relating to the Exercise Price, the Closing Sale Price, the Bid Price, Black Scholes Value or fair market value or the arithmetic calculation of the number of Warrant Shares (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Company or the Holder (as the case may be) shall submit the dispute to the other party via facsimile (A) if by the Company, within two (2) Trading Days after the occurrence of the circumstances giving rise to such dispute or (B) if by the Holder, at any time after the Holder learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to promptly resolve such dispute relating to such Exercise Price, such Closing Sale Price, such Bid Price, Black Scholes Value or such fair market value or such arithmetic calculation of the number of Warrant Shares (as the case may be), at any time after the second (2nd) Trading Day following such initial notice by the Company or the Holder (as the case may be) of such dispute to the Company or the Holder (as the case may be), then the Holder may, at its sole option, select an independent, reputable investment bank to resolve such dispute.

(B)         The Holder and the Company shall each deliver to such investment bank (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 5(p) and (B) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Trading Day immediately following the date on which the Holder selected such investment bank (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either the Holder or the Company fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Company and the Holder or otherwise requested by such investment bank, neither the Company nor the Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

21

(C)         The Company and the Holder shall cause such investment bank to determine the resolution of such dispute and notify the Company and the Holder of such resolution no later than ten (10) Trading Days immediately following the Dispute Submission Deadline. Such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error. The fees and expenses of such investment bank shall be borne by the Company.

ii.         The Company expressly acknowledges and agrees that (i) this Section 5(p) constitutes an agreement to arbitrate between the Company and the Holder (and constitutes an arbitration agreement) under the rules then in effect under § 7501, et seq. of the New York Civil Practice Law and Rules (“CPLR”) and that the Holder is authorized to apply for an order to compel arbitration pursuant to CPLR §7503(a) in order to compel compliance with this Section 5(p), (ii) a dispute relating to the Exercise Price includes, without limitation, disputes as to (A) whether an issuance or sale or deemed issuance or sale of Common Stock occurred under Section 3(b), (B) the consideration per share at which an issuance or deemed issuance of Common Stock occurred, (C) whether any issuance or sale or deemed issuance or sale of Common Stock was an issuance or sale or deemed issuance or sale of Excluded Securities, (D) whether an agreement, instrument, security or the like constitutes an Option or Convertible Security and (E) whether a Dilutive Issuance occurred, (iii) the terms of this Warrant and each other applicable Transaction Document shall serve as the basis for the selected investment bank’s resolution of the applicable dispute, such investment bank shall be entitled (and is hereby expressly authorized) to make all findings, determinations and the like that such investment bank determines are required to be made by such investment bank in connection with its resolution of such dispute (including, without limitation, determining (A) whether an issuance or sale or deemed issuance or sale of Common Stock occurred under Section 3(b), (B) the consideration per share at which an issuance or deemed issuance of Common Stock occurred, (C) whether any issuance or sale or deemed issuance or sale of Common Stock was an issuance or sale or deemed issuance or sale of Excluded Securities, (D) whether an agreement, instrument, security or the like constitutes an Option or Convertible Security and (E) whether a Dilutive Issuance occurred) and in resolving such dispute such investment bank shall apply such findings, determinations and the like to the terms of this Warrant and any other applicable Transaction Documents, (iv) the Holder (and only the Holder), in its sole discretion, shall have the right to submit any dispute described in this Section 5(p) to any state or federal court sitting in The City of New York, Borough of Manhattan in lieu of utilizing the procedures set forth in this Section 5(p) and (v) nothing in this Section 5(p) shall limit the Holder from obtaining specific performance or any other injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in this Section 5(p)).

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the Initial Exercise Date.

IMMUNE PHARMACEUTICALS INC.

By:
Name:
Title:

22

EXHIBIT A

IMMUNE PHARMACEUTICALS INC.

EXERCISE NOTICE

The holder named below (“Holder”) hereby exercises the right to purchase shares of Common Stock (“Warrant Shares”) of Immune Pharmaceuticals Inc., a Delaware corporation (the “Company”), evidenced by the Common Stock Purchase Warrant dated October 9, 2018 (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

Holder: ______________________________________________________________________

Date of Exercise: _______________________________________________________________

Number of Warrant Shares to be Issued: _____________________________________________

Exercise Price: $________________________________________________________________

Form of Exercise Price. The Holder intends that payment of the aggregate Exercise Price shall be made as a:

___	“Cash Exercise” with respect to __________ Warrant Shares; and/or

___	“Cashless Exercise” with respect to __________ Warrant Shares.

Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the aggregate Exercise Price in the sum of $_______________ to the Company in accordance with the terms of the Warrant.

Please issue the Warrant Shares into which the applicable Warrant is being exercised to Holder, or for its benefit, as follows:

☐	Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

☐	Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:

DTC Number:

Account Number:

1

Exhibit 8

Investor Note

PROMISSORY NOTE

Initial Principal Amount: $3,000,000.00	Issuance Date: October 9, 2018

FOR VALUE RECEIVED, the borrower whose name appears on the signature page hereto (“Borrower”), promises to pay to the order of Immune Pharmaceuticals Inc., a Delaware corporation (“Lender”), the Initial Principal Amount, together with interest thereon, as follows:

1.          Agreement. This Promissory Note (“Note”), is issued by Borrower as partial consideration, along with concurrent payment of $2,000,000.00 in cash by wire transfer of immediately available funds, for the issuance by Lender of a Senior Secured Redeemable Convertible Debenture (“Debenture”), of Lender pursuant to that certain Securities Purchase Agreement (“Agreement”) of even date herewith, which is incorporated herein by reference. Capitalized terms not otherwise defined herein will have the meanings defined in the Agreement and Transaction Documents.

2.          Interest. The principal balance outstanding from time to time under this Note will bear interest from and after the date hereof at the rate of 1.0% per annum. Interest will be calculated on a simple interest basis and the number of days elapsed during the period for which interest is being calculated. Payments of interest will be due in arrears and the amount of interest not paid will be added to the principal balance of this Note and such amount will thereafter accrue interest at the rate set forth above.

3.          Payments. If not sooner paid, the unpaid principal balance, interest thereon and any other charges due and payable under this Note will be due and payable on the first Trading Day immediately after the earlier of (a) the date the Registration Statement is declared effective, and (b) the one anniversary of the Issuance Date; provided, however, that, notwithstanding the foregoing or any other provision, Borrower’s payment obligation will be tolled and no payments will be due during any period of time that all Equity Conditions are not met. As soon as all Equity Conditions are met, the payment obligation will resume and continue from that point forward. The outside maturity date for all principal and interest due under this Note will be the Trading Day immediately preceding the Maturity Date of the Debenture. Borrower will have the right to prepay all or any part of the principal balance of this Note at any time without penalty or premium. All payments on this Note will be first applied to reduce the outstanding principal balance hereof, and then to satisfaction of any accrued but unpaid interest.

4.          Full Recourse Note. This is a full recourse promissory note. Accordingly, notwithstanding that Borrower’s obligations under this Note are secured by the Collateral, in the event of a Default hereunder, Lender will have full recourse to the Collateral and all the other assets of Borrower. Moreover, Lender will not be required to proceed against or exhaust any Collateral, or to pursue any Collateral in any particular order, before Lender pursues any other remedies against Borrower or against any of Borrower’s assets.

5.           Security.

a.           Pledge. As security for the due and prompt payment and performance of all payment obligations under this Note and any modifications, replacements and extensions hereof (collectively, “Secured Obligations”), Borrower hereby pledges and grants an equitable charge and security interest to Lender in all of Borrower’s right, title, and interest in and to all of the following, now owned or hereafter acquired or arising, with the value of securities securing the Note on the date of issuance to be at least equal to the amount of the Note (together, the “Collateral”):

i.          The Debenture;

ii.         Freely tradable shares of common stock or ordinary shares, shares of preferred stock or preference shares, bonds, notes and debentures (collectively with the Preferred Shares, the “Pledged Securities”), which Pledged Securities will have a fair market value on the date hereof, based upon the trading price of such securities at least equal to the principal amount of this Note; and

iii.        all rights of Borrower with respect to or arising out of the Pledged Securities and all equity and debt securities and other property distributed or distributable with respect thereto as a result of merger, consolidation, dissolution, reorganization, recapitalization, stock split, stock dividend, reclassification, exchange, redemption, or other change in capital structure.

b.           Substitute Securities. So long as any Secured Obligations remain outstanding, in the event that Borrower sells or disposes of any Pledged Securities, Borrower will promptly provide substitute securities of equal or greater value to such Pledged Securities or cash or cash equivalents or any combination thereof.

c.           Rights With Respect to Distributions. So long as no Default will have occurred and be continuing under this Note, Borrower will be entitled to receive any and all dividends and distributions made with respect to the Pledged Securities and any other Collateral. However, upon the occurrence and during the continuance of any Default, Lender will have the right (unless otherwise agreed in writing by Lender in its sole discretion) to receive and retain dividends and distributions and apply them to the outstanding balance of this Note or hold them as Collateral, at Lender’s election.

d.           Financing Statement; Further Assurances. Borrower agrees, concurrently with executing this Note, that Lender may file a UCC-1 financing statement relating to the Collateral in favor of Lender, and any similar financing statements in any jurisdiction in which Lender reasonably determines such filing to be necessary. Borrower further agrees that following and during the continuance of any Default, Borrower will if requested by Lender promptly: (i) execute and deliver all further instruments and documents reasonably necessary in order to perfect and protect the equitable charge and security interest granted hereby, or to enable Lender to exercise and enforce its rights and remedies with respect to any Collateral, (ii) deliver the Collateral, including original certificates or other instruments representing the Pledged Securities and stock powers endorsed in blank, to Lender to hold as secured party, and (iii) execute a securities account control agreement with respect to the Collateral.

e.           Powers of Lender. Borrower hereby appoints Lender as Borrower’s true and lawful attorney-in-fact to perform any and all of the following acts, which power is coupled with an interest, is irrevocable until the Secured Obligations are paid and performed in full, and may be exercised from time to time by Lender: to take any action and to execute any instrument reasonably necessary to accomplish the purposes of this Section 4, including without limitation: (i) to exercise then existing rights with respect to Collateral, when and to the extent permitted by this Note, (ii) following and during the continuance of any Payment Default hereunder, to receive, endorse and collect all instruments or other forms of payment made payable to Borrower representing the Collateral or any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Note, (iii) to perform or cause the performance of any obligation of Borrower hereunder in Borrower’s name or otherwise, (iv) following and during the continuance of any Payment Default hereunder, to liquidate any Collateral pledged to Lender hereunder and to apply proceeds thereof to the payment of the Secured Obligations or to place such proceeds into a cash collateral account, or to transfer the Collateral into the name of Lender, (v) to enter into any extension, reorganization or other agreement relating to or affecting the Collateral, and, in connection therewith, to deposit or surrender control of the Collateral, (vi) to accept other property in exchange for the Collateral, (vii) to make any compromise or settlement Lender deems desirable or proper, and (viii) to execute on Borrower’s behalf and in Borrower’s name any documents required in order to give Lender a continuing perfected first lien upon the Collateral or any part thereof.

6.           Offset Right. In connection with a complete redemption of the Debenture in accordance with the terms thereof, Lender may offset the then outstanding balance of this Note against any amounts otherwise due in cash to Borrower in connection with the redemption.

7.           Additional Terms.

a.           No Waiver. The acceptance by Lender of payment of a portion of any installment when due or an entire installment but after it is due will neither cure nor excuse the Default caused by the failure of Borrower timely to pay the whole of such installment and will not constitute a waiver of Lender’s right to require full payment when due of any future or succeeding installments.

b.           Default. The occurrence and continuance of any one or more of the following will constitute a “Default” under this Note: (i) an uncured material default in the payment when due of any amount hereunder (“Payment Default”), (ii) Borrower’s refusal or failure to perform any material term, provision or covenant as required under this Note, (iii) any liquidation, receivership, bankruptcy, assignment for the benefit of creditors or other debtor-relief proceeding by or against Borrower, or (iv) the levying of any attachment, execution or other process against any material portion of the Collateral.

c.           Default Rights.

i.          Following and during the continuance of any Payment Default Lender may, at its election, declare the entire balance of principal and interest under this Note immediately due and payable. A delay by Lender in exercising any right of acceleration will not constitute a waiver of the Default or the right of acceleration or any other right or remedy for such Default. The failure by Lender to exercise any right of acceleration will not constitute a waiver of the right of acceleration or any other right or remedy with respect to any other Default, whenever occurring.

ii.         Further, following and during the continuance of any Default, Lender will have any and all of the rights and remedies to which a secured party is entitled after any default under any applicable Uniform Commercial Code, as then in effect. In addition to Lender’s other rights and remedies, following and during the continuance of any Payment Default, Lender may in its sole discretion do or cause to be done any one or more of the following:

(a)          Proceed to realize upon the Collateral or any portion thereof as provided by law, and without liability for any diminution in price which may have occurred, sell the Collateral or any part thereof, in such manner, whether at any public or private sale, and whether in one lot as an entirety, or in separate portions, and for such price and other terms and conditions as is commercially reasonable given the nature of the Collateral;

(b)          If notice to Borrower is required, give written notice to Borrower at least ten days before the date of sale of the Collateral or any portion thereof;

(c)          Transfer all or any part of the Collateral into Lender’s name or in the name of its nominee or nominees; or

(d)          Vote all or any part of the Collateral (whether or not transferred into the name of Lender) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto, as though Lender were the outright owner thereof.

iii.         Borrower acknowledges that all or part of foreclosure of the Collateral may be restricted by state or federal securities laws, Lender may be unable to effect a public sale of all or part of the Collateral, that a public sale is or may be impractical and inappropriate and that, in the event of such restrictions, Lender thus may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to its distribution or resale. If reasonably necessary Lender may resort to one or more sales to a single purchaser or a restricted or limited group of purchasers. Lender will not be obligated to make any sale or other disposition, unless the terms thereof will be satisfactory to it.

iv.         If, in the opinion of Lender based upon written advice of counsel, any consent, approval or authorization of any federal, state or other governmental agency or authority should be necessary to effectuate any sale or other disposition of any Collateral, Borrower will execute all such applications and other instruments as may reasonably be required in connection with securing any such consent, approval or authorization, and will otherwise use its commercially reasonable best efforts to secure the same.

d.           The rights, privileges, powers and remedies of Lender will be cumulative, and no single or partial exercise of any of them will preclude the further or other exercise of any of them. Any waiver, permit, consent or approval of any kind by Lender of any Default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and will be effective only to the extent set forth in writing. Any proceeds of any disposition of the Collateral, or any part thereof, may be applied by Lender to the payment of expenses incurred by Lender in connection with the foregoing, and the balance of such proceeds will be applied by Lender toward the payment of the Secured Obligations.

8.           Organization; Authority. Borrower represents and warrants to Lender that it is an entity validly existing and in good standing under the laws of the jurisdiction of its organization with full right, company power and authority to enter into and to consummate the transactions contemplated by this Note and otherwise to carry out its obligations hereunder. The execution, delivery and performance by Borrower of the transactions contemplated by this Note have been duly authorized by all necessary company or similar action on the part of Borrower. This Note has been duly executed by Borrower, and when delivered by Borrower in accordance with the terms hereof, will constitute the valid and legally binding obligation of Borrower, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law

9.           General Terms.

a.           No Oral Waivers or Modifications. No provision of this Note may be waived or modified orally, but only in a writing signed by Lender and Borrower.

b.           Attorney Fees. The prevailing party in any action by Lender to collect any amounts due under this Note will be entitled to recover its reasonable attorney fees and costs.

c.           Governing Law. This Note has been executed and delivered in, and is to be construed, enforced, and governed according to the internal laws of, the U.S. Virgin Islands without regard to its principles of conflict of laws that would require or permit the application of the laws of any other jurisdiction.

d.           Severability. Whenever possible, each provision of this Note will be interpreted in such manner as to be effective and valid under applicable law. However, if any provision of this Note will be held to be prohibited by or invalid under applicable law, it will be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of that provision or the other provisions of this Note.

e.           Entire Agreement. This Note contains the entire promise to pay by Borrower and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

Lender:

IMMUNE PHARMACEUTICALS INC.

By:
Name:
Title:

Borrower:

By:
Name:
Title:

Exhibit 9

IP Security Agreement

Grant of Security Interest Agreement

in United States Patents and Trademarks

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Immune Pharmaceuticals Inc., a Delaware corporation (“Grantor”), having its place of business at 1 Bridge Plaza N, Suite 270, Fort Lee, NJ 07024, hereby grants to ______________________________ (“Grantee”), having its place of business at ______________________________, a security interest in all of the Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the “Patent and Trademark Collateral”), whether presently existing or hereafter arising or acquired:

(i) each United States patent and patent application, including each patent and patent application referred to on Schedule A hereto;

(ii) each United States trademark, trademark registration and trademark application, and all of the goodwill of the business connected with the use of, and symbolized by, each trademark, trademark registration and trademark application, including each trademark, trademark registration and trademark application referred to in Schedule B hereto;

(iii) all products and proceeds of the foregoing, including any claim by the Grantor against third parties for past, present or future infringement of any Patent, or past, present or future infringement or dilution of any trademark or trademark registration, including any patent or trademark listed on Schedule A or Schedule B hereto, or for injury to the goodwill associated with any trademark or trademark registration.

THIS GRANT is granted pursuant to the security interests granted to the Grantee in the Securities Purchase Agreement between the Grantor and the Grantee dated October 9, 2018, as amended, modified or supplemented from time to time (the “Purchase Agreement”).

THIS GRANT has been granted in conjunction with the security interest granted to the Grantee under the Purchase Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Purchase Agreement, all terms and provisions of which are incorporated herein by reference as though set forth in full herein. In the event that any provisions of this Grant of Security Interest Agreement are deemed to conflict with the Purchase Agreement, the provisions of the Purchase Agreement shall govern.

THIS GRANT shall terminate and be of no force and effect immediately upon the complete fulfilment of all of the Obligations (as defined under the Purchase Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Grant of Security Interest Agreement as of the date first above stated.

Grantor:

IMMUNE PHARMACEUTICALS INC.

By:
Name:
Title:

Grantee:

By:
Name:
Title:

2